                                                                               .
                                                                               .
                                                                               .


(for the quarter ended Sept. 30, in millions)             2003        2002       CHANGE
                                                          ----        ----       ------
CL NET WRITTEN PREMIUMS BY MARKET
Core:

   National Accounts                                    $  243.9     $  218.6     12 %
   Commercial Accounts:

      Excluding Northland and Associates                   756.0        680.1      11
      Northland and Associates                             136.1        208.2     (35)
                                                        --------     --------
         Total Commercial Accounts                         892.1        888.3      --
   Select Accounts                                         505.7        453.6      11
                                                        --------     --------
      Total Core                                         1,641.7      1,560.5       5
      Total Core excluding Northland and Associates      1,505.6      1,352.3      11
Specialty:

   Bond                                                    216.0        175.4      23
   Gulf                                                    162.1        103.7      56
                                                        --------     --------
      Total Specialty                                      378.1        279.1      35
                                                        --------     --------
TOTAL                                                   $2,019.8     $1,839.6      10
                                                        ========     ========
Total excluding Northland and Associates                $1,883.7     $1,631.4     15 %
                                                        ========     ========

Commercial Lines net written premiums, excluding Northland and Associates, increased $252.3 million or 15% due to higher rates, new business growth in targeted markets and strong retention across all major lines of business. Commercial Lines net written premiums from Northland and Associates decreased $72.1 million or 35% as described above.

CORE

[ ] In National Accounts, which provides loss-sensitive insurance products to large corporations and fee-based services to self-insured corporations and state-sponsored workers' compensation residual market pools, net written premiums of $243.9 million increased $25.3 million over the prior year quarter. Written fees rose 30% from $108.1 million in the prior year quarter to $140.5 million. National Accounts continued to benefit from rate increases, higher new business levels and higher business volumes in residual market pools.

[ ] In Commercial Accounts, which primarily serves mid-sized businesses, net written premiums, excluding Northland and Associates, increased 11% to $756.0 million due to higher rates, new business growth in targeted markets and strong retention. Renewal price change increases were 9%, as compared to 25% in the 2002 quarter and 10% in the second quarter of 2003. Net written premiums for Northland and Associates decreased 35% to $136.1 million as described above.

[ ] In Select Accounts, which serves small businesses, net written premiums increased 11% to $505.7 million. The increase was primarily due to strong retention, growth in new business premiums and renewal price change increases that averaged 14% in the current quarter, consistent with the second quarter of 2003 and 4 points lower than the prior year quarter.

SPECIALTY

[ ] In Bond, which provides surety bonds and executive liability insurance for small and mid-sized accounts, net written premiums increased 23% to $216.0 million. This increase reflects the favorable rate environment and strong new business, principally in executive liability products.

[ ] In Gulf, which provides a broad range of management and professional liability coverages and excess and surplus lines of insurance, net written premiums increased 56% to $162.1 million due to significant rate increases across all classes of management liability products. In addition, the comparison with the prior year quarter benefited from reductions to net written premiums in the 2002 quarter related to the exiting of non-core businesses.

(for the quarter ended Sept. 30)                              2003         2002             CHANGE
                                                              ----         ----             ------
CL GAAP combined ratio, before catastrophes
 and prior year reserve development:

      Loss and LAE ratio                                      62.3 %        67.3 %          (5.0) pts

      Other underwriting expense ratio
                                                              27.1          26.6             0.5
                                                              ----          ----            ----
                                                              89.4          93.9            (4.5)

Catastrophes                                                   1.8            --             1.8
Prior year reserve development - (benefit) / charge:

      Asbestos                                                  --           2.8            (2.8)
      All other                                                1.2           0.8             0.4
Accretion of discount                                          0.9           0.6             0.3
                                                              ----          ----            ----
CL GAAP COMBINED RATIO                                        93.3 %        98.1%           (4.8) pts
                                                              ====          ====            ====



The 4.5 point improvement to 89.4% in the Commercial Lines GAAP combined ratio, before catastrophes and prior year reserve development, reflects a 5.0 point improvement in the loss and LAE ratio partially offset by a slight increase in the underwriting expense ratio. The improvement in the loss and LAE ratio resulted from the favorable rate environment while the underwriting expense ratio included higher contingent commissions that resulted from favorable underwriting results. Weather-related catastrophes, of which there were none in the prior year quarter, increased the combined ratio by 1.8 points while prior year reserve development increased the combined ratio by 1.2 points in the current quarter as compared to 3.6 points in the prior year quarter. See Prior Year Reserve Development above.

     PERSONAL LINES OPERATING INCOME $88.2 MILLION DESPITE HURRICANE ISABEL

(for the quarter ended Sept. 30, in millions, after tax)    2003       2002      CHANGE
                                                            -----      -----      -----
PL underwriting gain, before catastrophes
   and prior year reserve development                       $44.6      $31.1      $13.5
Catastrophes                                                (60.0)     (11.1)     (48.9)
Prior year reserve development - benefit / (charge)          24.8       (2.0)      26.8
                                                            -----      -----      -----
Underwriting gain                                             9.4       18.0       (8.6)
Net investment income                                        65.5       61.5        4.0
Other                                                        13.3       12.5        0.8
                                                            -----      -----      -----
PL OPERATING INCOME                                         $88.2      $92.0      $(3.8)
                                                            =====      =====      =====

Personal Lines operating income was $88.2 million compared to $92.0 million in the prior year quarter. The underwriting gain, before catastrophes and prior year reserve development, increased 43% to $44.6 million primarily due to the favorable rate environment. Catastrophe losses of $60.0 million were $48.9 million higher in the current quarter than in the prior year quarter due principally to Hurricane Isabel. See Prior Year Reserve Development above.

(for the quarter ended Sept. 30, in millions)          2003          2002         CHANGE
                                                       ----          ----         ------
PL NET WRITTEN PREMIUMS BY PRODUCT LINE

Automobile                                           $  796.3     $  741.8            7 %
Homeowners and other                                    559.5        476.2           17
                                                     --------     --------
TOTAL                                                $1,355.8     $1,218.0           11 %
                                                     ========     ========


Net written premiums increased $137.8 million, or 11%, over the prior year quarter, due to rate increases and higher business volumes in both the Automobile and the Homeowners and other lines of business.

[ ] Automobile net written premiums increased 7% to $796.3 million. Renewal price change increases averaged 6%, which was 2 points below the third quarter of 2002 and level with the second quarter 2003. Retention levels rose 1 point from the prior year quarter to 81%. Policies in force rose for the tenth consecutive quarter and grew by 3% from the prior year quarter.

[ ] Homeowners and other net written premiums increased 17% to $559.5 million. Renewal price change increases averaged 11% compared to 15% in the third quarter 2002 and 10% in the second quarter 2003. The higher level of renewal price change increases in the prior year quarter was mostly attributable to rate increases in Texas. Retention levels rose 1 point from the prior year quarter to 81%. Policies in force rose for the fifth consecutive quarter and grew 5% from the prior year quarter.

[ ] Production through independent agents, which represented 82% of net written premiums, was up 11% to $1.110 billion. Production through other channels, which include affinity and joint marketing arrangements, was up 10% to $245.5 million.

(for the quarter ended Sept. 30)                 2003      2002      CHANGE
                                                 ----      ----      ------
PL GAAP combined ratio, before catastrophes
 and prior year reserve development:
      Loss and LAE ratio                         69.3 %    70.4 %    (1.1) pts
      Other underwriting expense ratio           25.2      25.4      (0.2)
                                                 ----      ----      ----
                                                 94.5      95.8      (1.3)
Catastrophes                                      7.5       1.5       6.0

Prior year reserve development - (benefit) /
   charge                                        (3.1)      0.3      (3.4)
                                                 ----      ----      ----
PL GAAP COMBINED RATIO                           98.9 %    97.6 %     1.3 PTS
                                                 ====      ====       ===

The 1.3 point improvement to 94.5% in the Personal Lines GAAP combined ratio, before catastrophes and prior year reserve development, reflects an improvement in both the loss and LAE ratio and the underwriting expense ratio. The improvement in the loss and LAE ratio resulted from the favorable rate environment and continuing reductions in non-catastrophe property claim frequency. The improvement in the underwriting expense ratio was primarily due to the benefits of the favorable rate environment and further expense leverage. Weather-related catastrophes increased the combined ratio by 7.5 points, as compared to 1.5 points in the prior year quarter, while favorable prior year reserve development lowered the combined ratio by 3.1 points, as compared to an increase of .3 points in the prior year quarter.

                           INTEREST EXPENSE AND OTHER

The after tax charge of $25.3 million in the quarter for Interest Expense and Other decreased from $26.6 million in the prior year quarter primarily due to lower interest expense, partially offset by shareholder services costs incurred subsequent to the August 20, 2002, spin off from Citigroup. Interest expense was $23.9 million, after tax, in the current year quarter, as compared to $25.5 million in the 2002 quarter.

                              INVESTMENT HIGHLIGHTS

After tax net investment income increased 5% to $347.2 million compared to $331.9 million in the prior year quarter. Net investment income increased due to the higher level of average invested assets and higher returns on alternative investments. Partially offsetting these increases were lower average yields on fixed maturity securities. The after tax investment yield declined 20 basis points from the prior year quarter to 3.9%, which was level with the second quarter.

Net realized investment losses of $23.3 million for the quarter, before tax and minority interest, or $16.6 million after tax and minority interest, resulted from net realized investment losses of $16.1 million principally from the sale of fixed maturity securities, and from impairments of $7.2 million. Proceeds from these sales were reinvested in higher interest-bearing securities. For the prior year quarter, net realized investment losses of $51.3 million, before tax and minority interest, or $27.8 million after tax and minority interest, resulted from net realized investment losses of $16.6 million principally from the sale of fixed maturity securities and from impairments of $34.7 million mostly related to corporate bonds in the communications sector.

Invested assets, after adjusting for the effects of securities in process of settlement and securities lending activities, were $36.815 billion, an increase of $2.587 billion over the comparable December 31, 2002, amount. Invested assets benefited from strong operating cash flows and the higher carrying value of the fixed maturity portfolio resulting from lower interest rates. Net unrealized investment gains as of September 30, 2003, were $1.612 billion, or $1.051 billion after tax and minority interest, compared to $1.115 billion, or $731.6 million after tax and minority interest, as of December 31, 2002.

                                       ###

FINANCIAL SUPPLEMENT:  HTTP://WWW.TRAVELERS.COM/INVESTOR/EARNINGS

Our financial supplement is available at our website by clicking on the above link. The supplement provides a more in-depth view of our performance.

WEBCAST:  HTTP://WWW.TRAVELERS.COM/INVESTOR/

Travelers' management will review the Company's third quarter results via webcast at 10:00 AM (EDT) today. The listen-only audio feed will also be available via the telephone, at (800) 640-9765 for U.S. callers and (847) 413-4837 for international callers. Following the live event, an audio playback of the webcast will be available until November 15 and the slide presentation and financial supplement will be archived at the web site noted above. To listen to the webcast or the playback, click on the above link.


ABOUT TRAVELERS PROPERTY CASUALTY

Travelers Property Casualty Corp. (NYSE: TAP.A and TAP.B) is a leading provider of a wide range of insurance products. The Company is the second largest writer of homeowners and auto insurance through independent agents. Travelers is the third largest commercial lines insurer, providing a broad range of insurance products including workers' compensation, integrated disability, property, liability, specialty lines, surety bonds, inland/ocean marine, and boiler and machinery. For more information on Travelers products, see www.travelers.com.

CONTACTS
Media:                Institutional Investors:       Individual Investors:
Keith Anderson        Maria Olivo                    Marc Parr
860/954-6390          860/277-8330                   860/277-0779

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. Specifically, we may have forward-looking statements about our results of operations, financial condition and liquidity, the sufficiency of our asbestos reserves, premium growth from acquired renewal rights and the integration of those businesses into our business, and our estimate of catastrophe losses from Hurricane Isabel.

Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Actual results may differ materially from those expressed or implied. In particular, the sufficiency of our asbestos reserves, as well as our results of operations, financial condition and liquidity, to the extent impacted by the sufficiency of our asbestos reserves, is subject to a number of potential adverse developments including, among others, adverse developments involving asbestos claims and related litigation, the willingness of parties, including the Company, to settle disputes, the impact of aggregate policy coverage limits, and the impact of bankruptcies of various asbestos producers and related businesses. In addition, any premium growth and incremental net income resulting from the renewal rights transactions depend, among other things, on our ability to renew a sufficient dollar amount of the policies and otherwise successfully integrate the business acquired into our organization. This, in turn is subject to a number of other factors, including, among others, the willingness of policyholders to renew their policies with us, and the willingness of their insurance agents and brokers to recommend that policyholders renew with us. Also, our actual catastrophe losses from Hurricane Isabel may be more or less than our estimates.

Some of the other factors that could cause actual results to differ include, but are not limited to, the following: our inability to obtain price increases due to competition or otherwise; the performance of the Company's investment portfolios, which could be adversely impacted by adverse developments in U.S. and global financial markets, interest rates and rates of inflation; weakening U.S. and global economic conditions; insufficiency of, or changes in, loss reserves; the occurrence of catastrophic events, both natural and man-made, including terrorist acts, with a severity or frequency exceeding the Company's expectations; exposure to, and adverse developments involving, environmental claims and related litigation; adverse changes in loss cost trends, including inflationary pressures in medical costs and auto and home repair costs; developments relating to coverage and liability for mold claims; the effects of corporate bankruptcies on surety bond claims; adverse developments in the cost, availability and/or ability to collect reinsurance; the ability of the Company's subsidiaries to pay dividends to the Company; adverse outcomes in legal proceedings; judicial expansion of policy coverage and the impact of new theories of liability; the impact of legislative actions, including federal and state legislation related to asbestos liability reform; larger than expected assessments for guaranty funds and mandatory pooling arrangements; a downgrade in the Company's claims-paying and financial strength ratings; the loss or significant restriction on the Company's ability to use credit scoring in the pricing and underwriting of Personal Lines policies; and amendments to, and changes to the risk-based capital requirements. For more information about these and other factors that may affect the Company, please refer to the information under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" and " - Forward-Looking Statements" in the Travelers Annual Report on Form 10K.

Our forward-looking statements speak only as of the date made, and we undertake no obligation to update these forward-looking statements.

SUMMARY OF FINANCIAL INFORMATION               TRAVELERS PROPERTY CASUALTY CORP.
(in millions, except per share data)

                                                  AT AND FOR THE QUARTER         AT AND FOR THE NINE MONTHS
                                                    ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                    -------------------              -------------------
                                                  2003            2002             2003             2002
                                                  ----            ----             ----             ----

OPERATING INCOME                               $    442.7      $    360.1      $  1,212.0      $  1,043.5
Net realized investment losses                      (16.6)          (27.8)           (4.7)          (32.9)
Restructuring charge                                   --              --              --            (1.6)
Cumulative effect of change in accounting
   principle                                           --              --              --          (242.6)
                                               ----------      ----------      ----------      ----------
NET INCOME                                     $    426.1      $    332.3      $  1,207.3      $    766.4
                                               ----------      ----------      ----------      ----------

BASIC EARNINGS PER SHARE
Operating income                               $     0.44      $     0.36      $     1.21      $     1.12
Net realized investment losses                      (0.01)          (0.03)          (0.01)          (0.04)
Cumulative effect of change in accounting
   principle                                           --              --              --           (0.26)
                                               ----------      ----------      ----------      ----------
NET INCOME                                     $     0.43      $     0.33      $     1.20      $     0.82
                                               ----------      ----------      ----------      ----------

DILUTED EARNINGS PER SHARE
Operating income                               $     0.44      $     0.36      $     1.20      $     1.12
Net realized investment losses                      (0.02)          (0.03)             --           (0.04)
Cumulative effect of change in accounting
   principle                                           --              --              --           (0.26)
                                               ----------      ----------      ----------      ----------
NET INCOME                                     $     0.42      $     0.33      $     1.20      $     0.82
                                               ----------      ----------      ----------      ----------

Weighted average number of common
   shares outstanding (basic)                     1,002.1         1,000.0         1,002.3           932.3
Weighted average number of common
   shares outstanding and common stock
   equivalents (diluted)                          1,007.6         1,002.0         1,007.6           933.0
Common shares outstanding at period end           1,004.7         1,003.3         1,004.7         1,003.3
Common stock dividends declared                $     80.5      $       --      $    201.4       $ 5,252.5 (1)
                                               ----------      ----------      ----------      ----------
OPERATING INCOME (LOSS) BY SEGMENT

Commercial Lines                               $    379.8      $    294.7      $    992.7      $    882.8
Personal Lines                                       88.2            92.0           307.5           233.2
Interest Expense and Other                          (25.3)          (26.6)          (88.2)          (72.5)
                                               ----------      ----------      ----------      ----------
                                               $    442.7      $    360.1      $  1,212.0      $  1,043.5
                                               ----------      ----------      ----------      ----------

REVENUES

Premiums                                       $  3,149.2      $  2,875.3      $  9,228.2      $  8,216.6
Net investment income                               457.9           440.7         1,369.7         1,393.3
Fee income                                          133.7           118.6           403.7           330.1
Net realized investment losses                      (23.3)          (51.3)           (0.7)          (58.5)
Recoveries from former affiliate                       --           159.3              --           159.3
Other revenues                                       28.0            21.3            96.3            75.6
                                               ----------      ----------      ----------      ----------
                                               $  3,745.5      $  3,563.9      $ 11,097.2      $ 10,116.4
                                               ----------      ----------      ----------      ----------
REVENUES BY SEGMENT EXCLUDING NET REALIZED
   INVESTMENT LOSSES

Commercial Lines (2)                           $  2,426.0      $  2,395.1      $  7,197.6      $  6,615.6
Personal Lines                                    1,342.6         1,220.5         3,898.4         3,558.7
                                               ----------      ----------      ----------      ----------
Interest Expense and Other                            0.2            (0.4)            1.9             0.6
                                               ----------      ----------      ----------      ----------
                                               $  3,768.8      $  3,615.2      $ 11,097.9      $ 10,174.9

(1) Dividends were primarily paid in the form of notes, which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

(2) 2002 includes $159.3 million of recoveries from Citigroup related to asbestos incurrals subject to the Citigroup asbestos agreement.

SUMMARY OF FINANCIAL INFORMATION               TRAVELERS PROPERTY CASUALTY CORP.
(in millions)

                                              FOR THE QUARTER            FOR THE NINE MONTHS
                                             ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
                                             -------------------          -------------------
                                            2003            2002         2003             2002
                                            ----            ----         ----             ----
NET WRITTEN PREMIUMS

Commercial Lines                           $2,019.8      $1,839.6      $5,994.3      $5,448.8
Personal Lines                              1,355.8       1,218.0       3,817.1       3,429.4
                                           --------      --------      --------      --------
                                           $3,375.6      $3,057.6      $9,811.4      $8,878.2
                                           --------      --------      --------      --------

GAAP COMBINED RATIOS:
COMMERCIAL LINES (1)

Loss and loss adjustment expense ratio         66.2%         71.5%         70.4%         72.5%
Other underwriting expense ratio               27.1%         26.6%         26.8%         26.6%
                                           --------      --------      --------      --------
Combined ratio                                 93.3%         98.1%         97.2%         99.1%
                                           --------      --------      --------      --------

PERSONAL LINES

Loss and loss adjustment expense ratio         73.7%         72.2%         72.0%         75.0%
Other underwriting expense ratio               25.2%         25.4%         25.0%         25.6%
                                           --------      --------      --------      --------
Combined ratio                                 98.9%         97.6%         97.0%        100.6%
                                           --------      --------      --------      --------

TOTAL COMPANY (1)

Loss and loss adjustment expense ratio         69.1%         71.8%         71.1%         73.4%
Other underwriting expense ratio               26.3%         26.1%         26.1%         26.2%
                                           --------      --------      --------      --------
Combined ratio                                 95.4%         97.9%         97.2%         99.6%
                                           --------      --------      --------      --------


(1) For purposes of computing GAAP combined ratios, losses recovered under the Citigroup asbestos agreement are excluded and fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Before policyholder dividends.

TRAVELERS PROPERTY CASUALTY CORP.
FINANCIAL SUPPLEMENT - THIRD QUARTER 2003                           EXHIBIT 99.2

                                                                                                           PAGE NUMBER
                                                                                                           -----------
 CONSOLIDATED RESULTS

  Financial Highlights                                                                                          1
  Reconciliation to Net Income (Loss) and Earnings Per Share                                                    2
  Statement of Income (Loss)                                                                                    3
  After-Tax Net Income (Loss) by Major Component and GAAP Combined Ratio                                        4
  Operating Income (Loss)                                                                                       5
  Selected Statistics                                                                                           6
  Written and Earned Premiums                                                                                   7

 COMMERCIAL LINES

  Operating Income (Loss)                                                                                       8
  After-Tax Operating Income (Loss) by Major Component and GAAP Combined Ratio                                  9
  Selected Statistics                                                                                          10
  Net Written Premiums by Market and Product Line                                                              11
  Selected Production Statistics                                                                               12

 PERSONAL LINES

  Operating Income                                                                                             13
  After-Tax Operating Income by Major Component and GAAP Combined Ratio                                        14
  Selected Statistics                                                                                          15
  Selected Statistics - Automobile                                                                             16
  Selected Statistics - Homeowners and Other                                                                   17
  Selected Production Statistics                                                                               18

 SUPPLEMENTAL DETAIL

  Interest Expense and Other Operating Loss                                                                    19
  Consolidated Balance Sheet                                                                                   20
  Investment Portfolio                                                                                         21
  Investment Portfolio - Fixed Maturities Data                                                                 22
  Net Investment Income                                                                                        23
  Net Realized and Unrealized Investment Gains (Losses)                                                        24
  Reinsurance Recoverables                                                                                     25
  Statutory Reserves for Losses and Loss Adjustment Expense                                                    26
  Asbestos and Environmental Reserves                                                                          27
  Capitalization                                                                                               28
  Statutory to GAAP Shareholders' Equity Reconciliation                                                        29
  Statement of Cash Flows                                                                                    30 - 31


TRAVELERS PROPERTY CASUALTY CORP.
FINANCIAL HIGHLIGHTS
(in millions, except per share data)



TRAVELERS PROPERTY CASUALTY CORP. IS ONE OF THE LARGEST PROPERTY AND CASUALTY INSURANCE COMPANIES IN THE UNITED STATES. THE COMPANY PROVIDES A WIDE RANGE OF COMMERCIAL AND PERSONAL PROPERTY AND CASUALTY INSURANCE PRODUCTS AND SERVICES TO BUSINESSES, ASSOCIATIONS AND INDIVIDUALS.



                                            1Q             2Q          3Q           4Q           1Q             2Q          3Q
                                           2002           2002        2002         2002         2003           2003        2003
                                           ----           ----        ----         ----         ----           ----        ----

Net income (loss)                       $    102.1   $    332.0   $    332.3   $   (793.4)   $    340.0   $    441.2   $    426.1
Net income (loss) per share:
   Basic                                $     0.13   $     0.33   $     0.33   $    (0.79)   $     0.34   $     0.44   $     0.43
   Diluted                              $     0.13   $     0.33   $     0.33   $    (0.79)   $     0.34   $     0.44   $     0.42

Operating income (loss) (1)             $    326.6   $    356.8   $    360.1   $   (925.3)   $    338.5   $    430.8   $    442.7
Operating income (loss) per share (1):
   Basic                                $     0.41   $     0.36   $     0.36   $    (0.92)   $     0.34   $     0.43   $     0.44
   Diluted                              $     0.41   $     0.36   $     0.36   $    (0.92)   $     0.34   $     0.43   $     0.44

Return on equity                              12.9%        14.3%        13.4%       (35.0)%        13.1%        15.8%        15.5%
Return on equity, excluding FAS 115           13.1%        14.7%        14.3%       (37.9)%        14.2%        17.4%        17.3%

Total assets, at period end (2)         $ 57,946.0   $ 59,385.6   $ 59,698.4   $ 64,137.5    $ 65,384.0   $ 66,030.7   $ 63,534.9
Total equity, at period end             $  9,631.6   $ 10,264.1   $ 11,160.3   $ 10,137.3    $ 10,560.7   $ 11,315.8   $ 11,472.3

Book value per share, at period end     $     9.63   $    10.26   $    11.12   $    10.10    $    10.50   $    11.24   $    11.42
Book value per share, excluding
   FAS 115, at period end               $     9.56   $     9.89   $    10.21   $     9.38    $     9.63   $    10.02   $    10.36

Weighted average number of common
   shares outstanding (basic)                794.7      1,000.0      1,000.0      1,000.4       1,002.5      1,002.3      1,002.1
Weighted average number of common
   shares outstanding and common stock
   equivalents (diluted)                     794.7      1,000.0      1,002.0      1,000.4       1,007.6      1,007.7      1,007.6
Common shares outstanding at
   period end                              1,000.0      1,000.0      1,003.3      1,003.9       1,006.2      1,006.8      1,004.7

Common stock dividends declared (3)     $  5,252.5   $       --   $       --   $       --    $     60.5   $     60.4   $     80.5


                                              YTD         YTD
                                              3Q          3Q
                                             2002        2003
                                             ----        ----

Net income (loss)                        $    766.4   $  1,207.3
Net income (loss) per share:
   Basic                                 $     0.82   $     1.20
   Diluted                               $     0.82   $     1.20

Operating income (loss) (1)              $  1,043.5   $  1,212.0
Operating income (loss) per share (1):
   Basic                                 $     1.12   $     1.21
   Diluted                               $     1.12   $     1.20

Return on equity                               13.5%        14.8%
Return on equity, excluding FAS 115            14.0%        16.3%

Total assets, at period end (2)          $ 59,698.4   $ 63,534.9
Total equity, at period end              $ 11,160.3   $ 11,472.3

Book value per share, at period end      $    11.12   $    11.42
Book value per share, excluding
   FAS 115, at period end                $    10.21   $    10.36

Weighted average number of common
   shares outstanding (basic)                 932.3      1,002.3
Weighted average number of common
   shares outstanding and common stock
   equivalents (diluted)                      933.0      1,007.6
Common shares outstanding at
   period end                               1,003.3      1,004.7

Common stock dividends declared (3)      $  5,252.5   $    201.4

(1) Pursuant to the Securities and Exchange Commission's final rule, Conditions for the Use of Non-GAAP Financial Measures, the Company has identified operating income and operating income per share as non-GAAP financial measures. Operating income is defined by the Company as net income excluding the after-tax impact of net realized investment gains (losses) and cumulative effect of changes in accounting principles. For 2002 and prior, operating income also excludes non-recurring restructuring charges related to periods prior to the spin-off from Citigroup. Operating income and operating earnings per share are considered more appropriate indicators of underwriting and operating results and are consistent with the way the Company internally evaluates performance against historical results and established financial targets on a consolidated basis. Net realized investment gains (losses) are significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends. See page 2 for reconciliation to net income (loss) and net income (loss) earnings per share.

(2) Preliminary for 3Q03 and YTD 3Q03.

(3) 1Q02 dividends were primarily paid in the form of notes, which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

TRAVELERS PROPERTY CASUALTY CORP.
RECONCILIATION TO NET INCOME (LOSS) AND EARNINGS PER SHARE
(in millions, except earnings per share)

                                                      ----------                                ----------
                                                                                                              YTD        YTD
                                    1Q         2Q         3Q         4Q         1Q        2Q        3Q         3Q         3Q
                                   2002       2002       2002       2002       2003      2003      2003       2002       2003
                                 --------   --------   --------   --------   --------  --------  --------   --------   --------
NET INCOME (LOSS)
   Operating income (loss) (1)   $  326.6   $  356.8   $  360.1   $ (925.3)  $  338.5  $  430.8  $  442.7   $1,043.5   $1,212.0
   Net realized investment
    gains (losses)                   18.9      (24.0)     (27.8)     131.9        1.5      10.4     (16.6)     (32.9)      (4.7)
   Restructuring charge              (0.8)      (0.8)        --         --         --        --        --       (1.6)        --
   Cumulative effect of change
    in accounting principle (2)    (242.6)        --         --         --         --        --        --     (242.6)        --
                                 --------   --------   --------   --------   --------  --------  --------   --------   --------
   Net income (loss)             $  102.1   $  332.0   $  332.3   $ (793.4)  $  340.0  $  441.2  $  426.1   $  766.4   $1,207.3
                                 ========   ========   ========   ========   ========  ========  ========   ========   ========
BASIC EARNINGS PER SHARE
   Operating income (loss) (1)   $   0.41   $   0.36   $   0.36   $  (0.92)  $   0.34  $   0.43  $   0.44   $   1.12   $   1.21
   Net realized investment
    gains (losses)                   0.02      (0.03)     (0.03)      0.13         --      0.01     (0.01)     (0.04)     (0.01)
   Cumulative effect of change
    in accounting principle (2)     (0.30)        --         --         --         --        --        --      (0.26)        --
                                 --------   --------   --------   --------   --------  --------  --------   --------   --------
   Net income (loss)             $   0.13   $   0.33   $   0.33   $  (0.79)  $   0.34  $   0.44  $   0.43   $   0.82   $   1.20
                                 ========   ========   ========   ========   ========  ========  ========   ========   ========
DILUTED EARNINGS PER SHARE
   Operating income (loss) (1)   $   0.41   $   0.36   $   0.36   $  (0.92)  $   0.34  $   0.43  $   0.44   $   1.12   $   1.20
   Net realized investment
    gains (losses)                   0.02      (0.03)     (0.03)      0.13         --      0.01     (0.02)     (0.04)        --
   Cumulative effect of change
    in accounting principle (2)     (0.30)        --         --         --         --        --        --      (0.26)        --
                                 --------   --------   --------   --------   --------  --------  --------   --------   --------
   Net income (loss)             $   0.13   $   0.33   $   0.33   $  (0.79)  $   0.34  $   0.44  $   0.42   $   0.82   $   1.20
                                 ========   ========   ========   ========   ========  ========  ========   ========   ========

                                                      ----------                                ----------

(1) Pursuant to the Securities and Exchange Commission's final rule, Conditions for the Use of Non-GAAP Financial Measures, the Company has identified operating income and operating income per share as non-GAAP financial measures. Operating income is defined by the Company as net income excluding the after-tax impact of net realized investment gains (losses) and cumulative effect of changes in accounting principles. For 2002 and prior, operating income also excludes non-recurring restructuring charges related to periods prior to the spin-off from Citigroup. Operating income and operating earnings per share are considered more appropriate indicators of underwriting and operating results and are consistent with the way the Company internally evaluates performance against historical results and established financial targets on a consolidated basis. Net realized investment gains (losses) are significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

(2) Resulting from a change in accounting for goodwill and other intangible assets.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED STATEMENT OF INCOME (LOSS)
(in millions)

                                                                   -------------

                                           1Q             2Q             3Q             4Q             1Q             2Q
                                          2002           2002           2002           2002           2003           2003
                                       ---------      ---------      ---------      ---------      ---------      ---------
REVENUES
Premiums                               $ 2,584.6      $ 2,756.7      $ 2,875.3      $ 2,938.7      $ 2,978.6      $ 3,100.4
Net investment income                      487.8          464.8          440.7          487.2          455.9          455.9
Fee income                                 102.7          108.8          118.6          124.8          136.3          133.7
Net realized investment
 gains (losses)                             28.8          (36.0)         (51.3)         205.2            6.5           16.1
Recoveries from former
 affiliate (1)                                --             --          159.3          360.7             --             --
Other revenues                              28.8           25.5           21.3           36.7           25.7           42.6
                                       ---------      ---------      ---------      ---------      ---------      ---------
   Total revenues                        3,232.7        3,319.8        3,563.9        4,153.3        3,603.0        3,748.7
                                       ---------      ---------      ---------      ---------      ---------      ---------
CLAIMS AND EXPENSES
Claims and claim adjustment
 expenses (1)                            1,986.1        2,094.3        2,370.0        4,688.1        2,287.9        2,211.0
Amortization of deferred
 acquisition costs                         426.4          446.1          462.3          475.4          462.7          483.4
Interest expense                            35.8           39.8           40.4           40.8           51.7           40.3
General and administrative expenses        330.1          304.4          351.6          437.9          393.4          413.3
                                       ---------      ---------      ---------      ---------      ---------      ---------
   Total claims and expenses             2,778.4        2,884.6        3,224.3        5,642.2        3,195.7        3,148.0
                                       ---------      ---------      ---------      ---------      ---------      ---------
Income (loss) before federal
 income taxes (benefit),
 minority interest and
 cumulative effect of change
 in accounting principle (1)               454.3          435.2          339.6       (1,488.9)         407.3          600.7
Federal income taxes
 (benefit) (1)                             109.6          103.2            6.0         (695.3)          89.8          155.1
Minority interest, net of tax                 --             --            1.3           (0.2)         (22.5)           4.4
                                       ---------      ---------      ---------      ---------      ---------      ---------
Income (loss) before cumulative
 effect of change in
 accounting principle                      344.7          332.0          332.3         (793.4)         340.0          441.2
Cumulative effect of change in
 accounting for goodwill and
 other intangible assets,
 net of tax                               (242.6)            --             --             --             --             --
                                       ---------      ---------      ---------      ---------      ---------      ---------
Net income (loss)                      $   102.1      $   332.0      $   332.3      $  (793.4)     $   340.0      $   441.2
                                       =========      =========      =========      =========      =========      =========
Other statistics:
   Effective tax rate on net
    investment income                       26.0%          25.5%          24.7%          25.5%          24.6%          24.3%
   Net investment income
    (after-tax)                        $   361.1      $   346.4      $   331.9      $   363.1      $   343.8      $   345.3

   Catastrophe losses, net of
    reinsurance (pre-tax)              $    16.0      $    22.0      $    17.0      $    29.1      $    67.3      $   110.8
   Asbestos and environmental
    losses (pre-tax)                   $    63.7      $    65.0      $   316.4      $ 2,650.0      $      --      $      --

                                                                   -------------

                                     -------------
                                                         YTD            YTD
                                           3Q             3Q             3Q
                                          2003           2002           2003
                                       ---------      ---------      ---------
REVENUES
Premiums                               $ 3,149.2      $ 8,216.6      $ 9,228.2
Net investment income                      457.9        1,393.3        1,369.7
Fee income                                 133.7          330.1          403.7
Net realized investment
 gains (losses)                            (23.3)         (58.5)          (0.7)
Recoveries from former
 affiliate (1)                                --          159.3             --
Other revenues                              28.0           75.6           96.3
                                       ---------      ---------      ---------
   Total revenues                        3,745.5       10,116.4       11,097.2
                                       ---------      ---------      ---------
CLAIMS AND EXPENSES
Claims and claim adjustment
 expenses (1)                            2,236.5        6,450.4        6,735.4
Amortization of deferred
 acquisition costs                         512.3        1,334.8        1,458.4
Interest expense                            38.1          116.0          130.1
General and administrative expenses        397.9          986.1        1,204.6
                                       ---------      ---------      ---------
   Total claims and expenses             3,184.8        8,887.3        9,528.5
                                       ---------      ---------      ---------
Income (loss) before federal
 income taxes (benefit),
 minority interest and
 cumulative effect of change
 in accounting principle (1)               560.7        1,229.1        1,568.7
Federal income taxes
 (benefit) (1)                             131.6          218.8          376.5
Minority interest, net of tax                3.0            1.3          (15.1)
                                       ---------      ---------      ---------
Income (loss) before cumulative
 effect of change in
 accounting principle                      426.1        1,009.0        1,207.3
Cumulative effect of change in
 accounting for goodwill and
 other intangible assets,
 net of tax                                   --         (242.6)            --
                                       ---------      ---------      ---------
Net income (loss)                      $   426.1      $   766.4      $ 1,207.3
                                       =========      =========      =========
Other statistics:
   Effective tax rate on net
    investment income                       24.2%          25.4%          24.3%
   Net investment income
    (after-tax)                        $   347.2      $ 1,039.4      $ 1,036.3

   Catastrophe losses, net of
    reinsurance (pre-tax)              $   127.7      $    55.0      $   305.8
   Asbestos and environmental
    losses (pre-tax)                   $      --      $   445.1      $      --

                                     -------------

(1) Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million and $555.0 million, income
      (loss) before federal income taxes (benefit), minority interest and cumulative effect of change in accounting principle include a reduction of $85.7 million and $194.3 million and federal income taxes (benefit) include a reduction of $85.7 million and $194.3 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02 and 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 16.4%, 8.5% and 4.5% for 3Q02, 4Q02 and YTD 3Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED AFTER-TAX NET INCOME (LOSS) BY
MAJOR COMPONENT AND GAAP COMBINED RATIO
(in millions)

                                                      --------                                  --------
                                                                                                             YTD         YTD
                                     1Q        2Q        3Q         4Q         1Q        2Q        3Q         3Q          3Q
                                    2002      2002      2002       2002       2003      2003      2003       2002        2003
                                   ------    ------    ------    --------    ------    ------    ------    --------    --------
Consolidated underwriting gain,
 before catastrophes and prior
 year reserve development          $ 45.6    $ 93.8    $103.8    $   73.9    $151.4    $180.2    $190.4    $  243.2    $  522.0
Catastrophes                        (10.4)    (14.3)    (11.1)      (18.9)    (43.7)    (72.1)    (83.0)      (35.8)     (198.8)
Prior year reserve development -
 benefit/(charge):
   Asbestos (1)                     (32.5)    (33.3)    (31.7)   (1,296.8)       --        --        --       (97.5)         --
   All other                        (25.8)    (21.5)    (11.0)      (34.5)   (106.2)     (8.9)      9.2       (58.3)     (105.9)
Accretion of discount                (7.2)     (7.2)     (7.2)       (7.3)    (13.5)    (10.4)    (11.7)      (21.6)      (35.6)
                                   ------    ------    ------    --------    ------    ------    ------    --------    --------
Underwriting gain (loss)            (30.3)     17.5      42.8    (1,283.6)    (12.0)     88.8     104.9        30.0       181.7
Net investment income               361.1     346.4     331.9       363.1     343.8     345.3     347.2     1,039.4     1,036.3
Other, including interest expense
 and minority interest               (4.2)     (7.1)    (14.6)       (4.8)      6.7      (3.3)     (9.4)      (25.9)       (6.0)
                                   ------    ------    ------    --------    ------    ------    ------    --------    --------
Consolidated operating income
 (loss)                             326.6     356.8     360.1      (925.3)    338.5     430.8     442.7     1,043.5     1,212.0
Net realized investment gains
 (losses)                            18.9     (24.0)    (27.8)      131.9       1.5      10.4     (16.6)      (32.9)       (4.7)
Restructuring charge                 (0.8)     (0.8)       --          --        --        --        --        (1.6)         --
Cumulative effect of change in
 accounting principle              (242.6)       --        --          --        --        --        --      (242.6)         --
                                   ------    ------    ------    --------    ------    ------    ------    --------    --------
CONSOLIDATED NET INCOME (LOSS)     $102.1    $332.0    $332.3    $ (793.4)   $340.0    $441.2    $426.1    $  766.4    $1,207.3
                                   ======    ======    ======    ========    ======    ======    ======    ========    ========
Consolidated GAAP combined ratio,
 before catastrophes and prior
 year reserve development:
      Loss and loss adjustment
       expense ratio                 70.1%     69.8%     68.5%       67.2%     66.2%     65.0%     64.9%       69.4%       65.4%
      Other underwriting expense
       ratio                         27.3%     25.3%     26.1%       28.8%     26.0%     26.0%     26.3%       26.2%       26.1%
                                   ------    ------    ------    --------    ------    ------    ------    --------    --------
                                     97.4%     95.1%     94.6%       96.0%     92.2%     91.0%     91.2%       95.6%       91.5%
Catastrophes                          0.6%      0.8%      0.6%        1.0%      2.3%      3.6%      4.1%        0.7%        3.3%
Prior year reserve development -
 (benefit)/charge:
   Asbestos                           2.0%      1.9%      1.7%       67.9%       --        --        --         1.8%         --
   All other                          1.5%      1.2%      0.6%        1.8%      5.5%      0.4%     (0.5)%       1.1%        1.8%
Accretion of discount                 0.4%      0.4%      0.4%        0.4%      0.7%      0.5%      0.6%        0.4%        0.6%
                                   ------    ------    ------    --------    ------    ------    ------    --------    --------
CONSOLIDATED GAAP COMBINED RATIO    101.9%     99.4%     97.9%      167.1%    100.7%     95.5%     95.4%       99.6%       97.2%
                                   ======    ======    ======    ========    ======    ======    ======    ========    ========

                                                      --------                                  --------

(1) Net of benefit of $159.3 million and $360.7 million in 3Q02 and 4Q02, respectively, related to asbestos incurrals subject to the Citigroup indemnification agreement.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED OPERATING INCOME (LOSS)
(in millions)

                                                  ----------                                ----------
                                                                                                          YTD        YTD
                                  1Q        2Q        3Q        4Q         1Q         2Q        3Q         3Q         3Q
                                 2002      2002      2002      2002       2003       2003      2003       2002       2003
                               --------  --------  --------  --------   --------   --------  --------  ---------  ---------
REVENUES
Premiums                       $2,584.6  $2,756.7  $2,875.3  $2,938.7   $2,978.6   $3,100.4  $3,149.2  $ 8,216.6  $ 9,228.2
Net investment income             487.8     464.8     440.7     487.2      455.9      455.9     457.9    1,393.3    1,369.7
Fee income                        102.7     108.8     118.6     124.8      136.3      133.7     133.7      330.1      403.7
Recoveries from former
 affiliate (1)                       --        --     159.3     360.7         --         --        --      159.3         --
Other revenues                     28.8      25.5      21.3      36.7       25.7       42.6      28.0       75.6       96.3
                               --------  --------  --------  --------   --------   --------  --------  ---------  ---------
   Total revenues               3,203.9   3,355.8   3,615.2   3,948.1    3,596.5    3,732.6   3,768.8   10,174.9   11,097.9
                               --------  --------  --------  --------   --------   --------  --------  ---------  ---------
CLAIMS AND EXPENSES
Claims and claim adjustment
 expenses (1)                   1,986.1   2,094.3   2,370.0   4,688.1    2,287.9    2,211.0   2,236.5    6,450.4    6,735.4
Amortization of deferred
 acquisition costs                426.4     446.1     462.3     475.4      462.7      483.4     512.3    1,334.8    1,458.4
Interest expense                   35.8      39.8      40.4      40.8       51.7       40.3      38.1      116.0      130.1
General and administrative
 expenses                         328.9     303.2     351.6     437.9      393.4      413.3     397.9      983.7    1,204.6
                               --------  --------  --------  --------   --------   --------  --------  ---------  ---------
   Total claims and expenses    2,777.2   2,883.4   3,224.3   5,642.2    3,195.7    3,148.0   3,184.8    8,884.9    9,528.5
                               --------  --------  --------  --------   --------   --------  --------  ---------  ---------
Operating income (loss)
 before federal income taxes
 (benefit) and minority
 interest (1)                     426.7     472.4     390.9  (1,694.1)     400.8      584.6     584.0    1,290.0    1,569.4
Federal income taxes
 (benefit) (1)                    100.1     115.6      29.6    (767.1)      87.5      149.6     139.3      245.3      376.4
Minority interest, net of tax        --        --       1.2      (1.7)     (25.2)       4.2       2.0        1.2      (19.0)
                               --------  --------  --------  --------   --------   --------  --------  ---------  ---------
Operating income (loss)        $  326.6  $  356.8  $  360.1  $ (925.3)  $  338.5   $  430.8  $  442.7  $ 1,043.5  $ 1,212.0
                               ========  ========  ========  ========   ========   ========  ========  =========  =========

                                                  ----------                                ----------

(1) Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million and $555.0 million, operating income (loss) before federal income taxes (benefit) and minority interest include a reduction of $85.7 million and $194.3 million and federal income taxes (benefit) include a reduction of $85.7 million and $194.3 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02 and 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 14.2%, 7.5% and 4.3% for 3Q02, 4Q02 and YTD 3Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.
PROPERTY CASUALTY OPERATIONS - SELECTED STATISTICS
(in millions)

                                                              -------------

                                      1Q             2Q             3Q             4Q             1Q             2Q
                                     2002           2002           2002           2002           2003           2003
                                  ---------      ---------      ---------      ---------      ---------      ---------
STATUTORY UNDERWRITING
Net written premiums              $ 2,725.1      $ 3,095.5      $ 3,057.6      $ 3,066.3      $ 3,166.5      $ 3,269.3

Net earned premiums               $ 2,584.6      $ 2,756.7      $ 2,875.3      $ 2,938.7      $ 2,978.6      $ 3,100.4
Losses and loss adjustment
 expenses                           1,935.5        2,053.9        2,329.4        4,600.5        2,233.7        2,162.8
Other underwriting expenses           722.2          760.9          772.7          817.9          772.3          827.5
                                  ---------      ---------      ---------      ---------      ---------      ---------
Statutory underwriting gain
 (loss)                               (73.1)         (58.1)        (226.8)      (2,479.7)         (27.4)         110.1
Policyholder dividends                  7.4           (1.7)           4.0            4.6            4.4            7.7

                                  ---------      ---------      ---------      ---------      ---------      ---------
Statutory underwriting gain
 (loss) after policyholder
 dividends                        $   (80.5)     $   (56.4)     $  (230.8)     $(2,484.3)     $   (31.8)     $   102.4
                                  =========      =========      =========      =========      =========      =========
Adjusted statutory
 underwriting gain (loss)
 after policyholder
 dividends (1)                    $   (80.5)     $   (56.4)     $    14.2      $(1,929.3)     $   (31.8)     $   102.4
                                  =========      =========      =========      =========      =========      =========
STATUTORY COMBINED RATIO (2)
Loss and loss adjustment
 expense ratio                         74.9%          74.5%          81.0%         156.5%          75.0%          69.8%
Other underwriting expense
 ratio                                 26.5%          24.6%          25.3%          26.7%          24.4%          25.3%
                                  ---------      ---------      ---------      ---------      ---------      ---------
   Combined ratio                     101.4%          99.1%         106.3%         183.2%          99.4%          95.1%
                                  =========      =========      =========      =========      =========      =========
   Adjusted combined ratio (1)        101.4%          99.1%          97.8%         164.3%          99.4%          95.1%
                                  =========      =========      =========      =========      =========      =========
GAAP COMBINED RATIO (1,2,3)
Loss and loss adjustment
 expense ratio                         74.6%          74.1%          71.8%         138.3%          74.7%          69.5%
Other underwriting expense
 ratio                                 27.3%          25.3%          26.1%          28.8%          26.0%          26.0%
                                  ---------      ---------      ---------      ---------      ---------      ---------
   Combined ratio                     101.9%          99.4%          97.9%         167.1%         100.7%          95.5%
                                  =========      =========      =========      =========      =========      =========
IMPACT ON COMBINED RATIO
Catastrophes                            0.6%           0.8%           0.6%           1.0%           2.3%           3.6%
Prior year reserve
 development - (benefit)/
 charge:
   Asbestos:
    Not subject to Citigroup
     indemnification agreement          2.0%           1.9%           1.7%          67.9%            --             --
    Subject to Citigroup
     indemnification
     agreement (1)                       --             --            8.5%          18.9%            --             --
   Environmental                        0.5%           0.5%           0.8%           3.4%            --             --
   All other                            1.0%           0.7%          (0.2)%         (1.6)%          5.5%           0.4%
Accretion of discount                   0.4%           0.4%           0.4%           0.4%           0.7%           0.5%

OTHER STATUTORY STATISTICS
Reserves for losses and
 loss adjustment expenses         $20,193.0      $20,306.8      $20,719.6      $23,280.2      $23,478.9      $23,422.4
Increase (decrease) in
 reserves                         $   (21.5)     $   113.8      $   412.8      $ 2,560.6      $   198.7      $   (56.5)
Statutory surplus                 $ 7,692.9      $ 7,645.2      $ 7,386.8      $ 7,286.6      $ 7,841.1      $ 8,122.1
Net written premiums/
 surplus (4)                         1.37:1         1.44:1         1.55:1         1.64:1         1.58:1         1.55:1

                                                              -------------

                                ------------
                                                    YTD            YTD
                                      3Q             3Q             3Q
                                     2003           2002           2003
                                  ---------      ---------      ---------
STATUTORY UNDERWRITING
Net written premiums              $ 3,375.6      $ 8,878.2      $ 9,811.4

Net earned premiums               $ 3,149.2      $ 8,216.6      $ 9,228.2
Losses and loss adjustment
 expenses                           2,188.5        6,318.8        6,585.0
Other underwriting expenses           863.2        2,255.8        2,463.0
                                  ---------      ---------      ---------
Statutory underwriting gain
 (loss)                                97.5         (358.0)         180.2
Policyholder dividends                  4.1            9.7           16.2
                                  ---------      ---------      ---------
Statutory underwriting gain
 (loss) after policyholder
 dividends                        $    93.4      $  (367.7)     $   164.0
                                  =========      =========      =========
Adjusted statutory
 underwriting gain (loss)
 after policyholder
 dividends (1)                    $    93.4      $  (122.7)     $   164.0
                                  =========      =========      =========
STATUTORY COMBINED RATIO (2)
Loss and loss adjustment
 expense ratio                         69.5%          76.9%          71.4%
Other underwriting expense
 ratio                                 25.6%          25.4%          25.1%
                                  ---------      ---------      ---------
   Combined ratio                      95.1%         102.3%          96.5%
                                  =========      =========      =========
   Adjusted combined ratio (1)         95.1%          99.3%          96.5%
                                  =========      =========      =========
GAAP COMBINED RATIO (1,2,3)
Loss and loss adjustment
 expense ratio                         69.1%          73.4%          71.1%
Other underwriting expense
 ratio                                 26.3%          26.2%          26.1%
                                  ---------      ---------      ---------
   Combined ratio                      95.4%          99.6%          97.2%
                                  =========      =========      =========
IMPACT ON COMBINED RATIO
Catastrophes                            4.1%           0.7%           3.3%
Prior year reserve
 development - (benefit)/
 charge:
   Asbestos:
    Not subject to Citigroup
     indemnification agreement           --            1.8%            --
    Subject to Citigroup
     indemnification
     agreement (1)                       --            3.0%            --
   Environmental                         --            0.6%            --
   All other                           (0.5)%          0.5%           1.8%
Accretion of discount                   0.6%           0.4%           0.6%

OTHER STATUTORY STATISTICS
Reserves for losses and
 loss adjustment expenses         $23,726.5      $20,719.6      $23,726.5
Increase (decrease) in
 reserves                         $   304.1      $   505.1      $   446.3
Statutory surplus                 $ 8,196.6      $ 7,386.8      $ 8,196.6
Net written premiums/
 surplus (4)                         1.57:1         1.55:1         1.57:1

                                ------------

(1) The adjusted statutory underwriting gain (loss) after policyholder dividends, the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)   Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

                                                                                                    YTD      YTD
                                      1Q       2Q       3Q       4Q       1Q       2Q       3Q       3Q       3Q
                                     2002     2002     2002     2002     2003     2003     2003     2002     2003
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------
      Loss and loss adjustment
       expenses                    $  51.6  $  52.0  $  57.9  $  65.5  $  59.1  $  47.2  $  55.8  $ 161.5  $ 162.1
      Other underwriting expenses     51.1     56.8     60.7     59.3     77.2     86.5     77.9    168.6    241.6
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------
         Total fee income          $ 102.7  $ 108.8  $ 118.6  $ 124.8  $ 136.3  $ 133.7  $ 133.7  $ 330.1  $ 403.7
                                   =======  =======  =======  =======  =======  =======  =======  =======  =======

(4)   Based on 12 month rolling net written premiums.

TRAVELERS PROPERTY CASUALTY CORP.
PROPERTY CASUALTY OPERATIONS - WRITTEN AND EARNED PREMIUMS
(in millions)

                                          ----------                                      ----------
                                                                                                          YTD          YTD
                      1Q          2Q          3Q          4Q          1Q          2Q          3Q           3Q           3Q
                     2002        2002        2002        2002        2003        2003        2003         2002         2003
                   --------    --------    --------    --------    --------    --------    --------    ---------    ---------
WRITTEN PREMIUMS
Direct             $3,176.2    $3,315.6    $3,519.4    $3,457.1    $3,632.9    $3,672.1    $3,880.7    $10,011.2    $11,185.7
Assumed               124.5       189.6       175.0       117.8       108.9       113.8       134.8        489.1        357.5
Ceded                (575.6)     (409.7)     (636.8)     (508.6)     (575.3)     (516.6)     (639.9)    (1,622.1)    (1,731.8)
                   --------    --------    --------    --------    --------    --------    --------    ---------    ---------
Net                $2,725.1    $3,095.5    $3,057.6    $3,066.3    $3,166.5    $3,269.3    $3,375.6    $ 8,878.2    $ 9,811.4
                   ========    ========    ========    ========    ========    ========    ========    =========    =========

EARNED PREMIUMS
Direct             $2,920.8    $3,078.5    $3,223.1    $3,302.7    $3,403.0    $3,539.7    $3,605.0    $ 9,222.4    $10,547.7
Assumed               150.1       183.3       179.4       158.6       124.4       123.0       116.4        512.8        363.8
Ceded                (486.3)     (505.1)     (527.2)     (522.6)     (548.8)     (562.3)     (572.2)    (1,518.6)    (1,683.3)
                   --------    --------    --------    --------    --------    --------    --------    ---------    ---------
Net                $2,584.6    $2,756.7    $2,875.3    $2,938.7    $2,978.6    $3,100.4    $3,149.2    $ 8,216.6    $ 9,228.2
                   ========    ========    ========    ========    ========    ========    ========    =========    =========

                                          ----------                                      ----------

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES OPERATING INCOME (LOSS)

(in millions)


                                                                                                                   YTD       YTD
                                           1Q        2Q        3Q        4Q         1Q         2Q        3Q        3Q        3Q
                                          2002      2002      2002      2002       2003       2003      2003      2002      2003
                                        --------  --------  --------  ---------   --------   --------  --------  --------  --------
REVENUES

Premiums                                $1,554.6  $1,688.4  $1,757.8  $ 1,800.4   $1,840.3   $1,907.6  $1,916.9  $5,000.8  $5,664.8
Net investment income                      382.4     369.7     357.8      385.4      365.7      365.0     368.0   1,109.9   1,098.7
Fee income                                 102.7     108.8     118.6      124.8      136.3      133.7     133.7     330.1     403.7
Recoveries from former
  affiliate (1)                               --        --     159.3      360.7         --         --        --     159.3        --
Other revenues                               7.7       6.2       1.6       16.6        3.3       19.7       7.4      15.5      30.4
                                        --------  --------  --------  ---------   --------   --------  --------  --------  --------
   Total revenues                        2,047.4   2,173.1   2,395.1    2,687.9    2,345.6    2,426.0   2,426.0   6,615.6   7,197.6
                                        --------  --------  --------  ---------   --------   --------  --------  --------  --------

CLAIMS AND EXPENSES

Claims and claim adjustment
  expenses (1)                           1,200.2   1,276.2   1,563.3    3,892.4    1,487.2    1,353.0   1,328.8   4,039.7   4,169.0
Amortization of deferred acquisition
  costs                                    251.3     265.8     274.6      281.1      278.3      288.6     304.2     791.7     871.1
Interest expense                             0.6       0.6       1.1        1.2        1.3        1.2       1.3       2.3       3.8
General and administrative expenses        233.3     218.4     254.4      324.9      286.9      308.8     293.0     706.1     888.7
                                        --------  --------  --------  ---------   --------   --------  --------  --------  --------
   Total claims and expenses             1,685.4   1,761.0   2,093.4    4,499.6    2,053.7    1,951.6   1,927.3   5,539.8   5,932.6
                                        --------  --------  --------  ---------   --------   --------  --------  --------  --------

Operating income (loss) before federal
  income taxes (benefit) and minority
  interest (1)                             362.0     412.1     301.7   (1,811.7)     291.9      474.4     498.7   1,075.8   1,265.0
Federal income taxes (benefit) (1)          84.4     101.6       5.8     (801.4)      56.2      118.2     116.9     191.8     291.3
Minority interest, net of tax                 --        --       1.2       (1.7)     (25.2)       4.2       2.0       1.2     (19.0)
                                        --------  --------  --------  ---------   --------   --------  --------  --------  --------
Operating income (loss)                 $  277.6  $  310.5  $  294.7  $(1,008.6)  $  260.9   $  352.0  $  379.8  $  882.8  $  992.7
                                        ========  ========  ========  =========   ========   ========  ========  ========  ========

(1) Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million and $555.0 million, operating income (loss) before federal income taxes (benefit) and minority interest include a reduction of $85.7 million and $194.3 million and federal income taxes (benefit) include a reduction of $85.7 million and $194.3 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02 and 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 18.5%, 6.9% and 5.2% for 3Q02, 4Q02 and YTD 3Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES AFTER-TAX OPERATING INCOME (LOSS) BY
MAJOR COMPONENT AND GAAP COMBINED RATIO

(in millions)

                                                                                                                    YTD       YTD
                                               1Q       2Q       3Q         4Q          1Q        2Q       3Q       3Q        3Q
                                              2002     2002     2002       2002        2003      2003     2003     2002      2003
                                             ------   ------   ------   ----------   --------   ------   ------   ------   --------
CL underwriting gain, before catastrophes
   and prior year reserve development        $ 49.3   $ 88.5   $ 72.7   $     55.0   $  116.3   $134.2   $145.8   $210.5   $  396.3
Catastrophes                                     --       --       --           --      (19.5)   (27.3)   (23.0)      --      (69.8)
Prior year reserve development
  - benefit/(charge):
   Asbestos (1)                               (32.5)   (33.3)   (31.7)    (1,296.8)        --       --       --    (97.5)        --
   All other                                  (22.5)   (18.9)    (9.0)       (61.8)    (128.9)   (33.3)   (15.6)   (50.4)    (177.8)
Accretion of discount                          (7.2)    (7.2)    (7.2)        (7.3)     (13.5)   (10.4)   (11.7)   (21.6)     (35.6)
                                             ------   ------   ------   ----------   --------   ------   ------   ------   --------
Underwriting gain (loss)                      (12.9)    29.1     24.8     (1,310.9)     (45.6)    63.2     95.5     41.0      113.1
Net investment income                         285.4    277.5    270.7        289.7      278.5    279.3    281.6    833.6      839.4
Other, including minority interest              5.1      3.9     (0.8)        12.6       28.0      9.5      2.7      8.2       40.2
                                             ------   ------   ------   ----------   --------   ------   ------   ------   --------
CL OPERATING INCOME (LOSS)                   $277.6   $310.5   $294.7   $ (1,008.6)  $  260.9   $352.0   $379.8   $882.8   $  992.7
                                             ======   ======   ======   ==========   ========   ======   ======   ======   ========

CL GAAP combined ratio, before catastrophes and prior year reserve development:

      Loss and loss adjustment
        expense ratio                          67.2%    67.2%    67.3%        64.8%      63.9%    62.3%    62.3%    67.3%      62.7%
      Other underwriting expense ratio         27.9%    25.3%    26.6%        30.4%      26.5%    26.8%    27.1%    26.6%      26.8%
                                             ------   ------   ------   ----------   --------   ------   ------   ------   --------
                                               95.1%    92.5%    93.9%        95.2%      90.4%    89.1%    89.4%    93.9%      89.5%
Catastrophes                                     --       --       --           --        1.6%     2.2%     1.8%      --        1.9%
Prior year reserve development
  - (benefit)/charge:
   Asbestos                                     3.2%     3.0%     2.8%       110.8%        --       --       --      3.0%        --
   All other                                    2.3%     1.7%     0.8%         5.3%      10.8%     2.7%     1.2%     1.5%       4.8%
Accretion of discount                           0.7%     0.7%     0.6%         0.6%       1.1%     0.8%     0.9%     0.7%       1.0%
                                             ------   ------   ------   ----------   --------   ------   ------   ------   --------
CL GAAP COMBINED RATIO                        101.3%    97.9%    98.1%       211.9%     103.9%    94.8%    93.3%    99.1%      97.2%
                                             ======   ======   ======   ==========   ========   ======   ======   ======   ========

(1) Net of benefit of $159.3 million and $360.7 million in 3Q02 and 4Q02, respectively, related to asbestos incurrals subject to the Citigroup indemnification agreement.

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES - SELECTED STATISTICS

(in millions)


                                                                                                                   YTD        YTD
                                  1Q         2Q         3Q           4Q           1Q         2Q         3Q         3Q         3Q
                                 2002       2002       2002         2002         2003       2003       2003       2002       2003
                               --------   --------   --------    ----------    --------   --------   --------   --------   --------
STATUTORY UNDERWRITING

Net written premiums           $1,687.7   $1,921.5   $1,839.6    $  1,920.7    $2,016.5   $1,958.0   $2,019.8   $5,448.8   $5,994.3

Net earned premiums            $1,554.6   $1,688.4   $1,757.8    $  1,800.4    $1,840.3   $1,907.6   $1,916.9   $5,000.8   $5,664.8
Losses and loss
   adjustment expenses          1,149.8    1,235.5    1,522.8       3,804.8     1,433.0    1,304.8    1,280.8    3,908.1    4,018.6
Other underwriting expenses       460.6      482.0      476.8         526.6       492.0      515.5      529.4    1,419.4    1,536.9
                               --------   --------   --------    ----------    --------   --------   --------   --------   --------
Statutory underwriting
   gain (loss)                    (55.8)     (29.1)    (241.8)     (2,531.0)      (84.7)      87.3      106.7     (326.7)     109.3
Policyholder dividends              7.4       (1.7)       4.0           4.6         4.4        7.7        4.1        9.7       16.2
                               --------   --------   --------    ----------    --------   --------   --------   --------   --------
Statutory underwriting
   gain (loss) after
   policyholder dividends      $  (63.2)  $  (27.4)  $ (245.8)   $ (2,535.6)   $  (89.1)  $   79.6   $  102.6   $ (336.4)  $   93.1
                               ========   ========   ========    ==========    ========   ========   ========   ========   ========
Adjusted statutory
   underwriting gain (loss)
   after policyholder
   dividends (1)               $  (63.2)  $  (27.4)  $   (0.8)   $ (1,980.6)   $  (89.1)  $   79.6   $  102.6   $  (91.4)  $   93.1
                               ========   ========   ========    ==========    ========   ========   ========   ========   ========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment
   expense ratio                   74.0%      73.2%      86.6%        211.3%       77.9%      68.4%      66.8%      78.1%      70.9%
Other underwriting
   expense ratio                   27.3%      25.1%      25.9%         27.4%       24.4%      26.3%      26.2%      26.0%      25.6%
                               --------   --------   --------    ----------    --------   --------   --------   --------   --------
   Combined ratio                 101.3%      98.3%     112.5%        238.7%      102.3%      94.7%      93.0%     104.1%      96.5%
                               ========   ========   ========    ==========    ========   ========   ========   ========   ========
   Adjusted combined
      ratio (1)                   101.3%      98.3%      98.6%        207.9%      102.3%      94.7%      93.0%      99.2%      96.5%
                               ========   ========   ========    ==========    ========   ========   ========   ========   ========

GAAP COMBINED RATIO (1,2,3)

Loss and loss adjustment
   expense ratio                   73.4%      72.6%      71.5%        181.5%       77.4%      68.0%      66.2%      72.5%      70.4%
Other underwriting
   expense ratio                   27.9%      25.3%      26.6%         30.4%       26.5%      26.8%      27.1%      26.6%      26.8%
                               --------   --------   --------    ----------    --------   --------   --------   --------   --------
   Combined ratio                 101.3%      97.9%      98.1%        211.9%      103.9%      94.8%      93.3%      99.1%      97.2%
                               ========   ========   ========    ==========    ========   ========   ========   ========   ========

IMPACT ON COMBINED RATIO

Catastrophes                         --         --         --            --         1.6%       2.2%       1.8%        --        1.9%
Prior year reserve
   development
   - (benefit)/charge:
   Asbestos:
     Not subject to
       Citigroup
       indemnification
       agreement                    3.2%       3.0%       2.8%        110.8%         --         --         --        3.0%        --
     Subject to Citigroup
       indemnification
       agreement (1)                 --         --       13.9%         30.8%         --         --         --        4.9%        --
   Environmental                    0.9%       0.8%       1.3%          5.6%         --         --         --        1.0%        --
   All other                        1.4%       0.9%      (0.5)%        (0.3)%      10.8%       2.7%       1.2%       0.5%       4.8%
Accretion of discount               0.7%       0.7%       0.6%          0.6%        1.1%       0.8%       0.9%       0.7%       1.0%

OTHER STATISTICS

Effective tax rate on net
   investment income               25.4%      24.9%      24.3%         24.8%       23.8%      23.5%      23.5%      24.9%      23.6%
Net investment income
   (after-tax)                 $  285.4   $  277.5   $  270.7    $    289.7    $  278.5   $  279.3   $  281.6   $  833.6   $  839.4

Catastrophe losses, net of
  reinsurance (pre-tax)        $     --   $     --   $     --    $       --    $   30.0   $   41.9   $   35.4   $     --   $  107.3
Asbestos and environmental
  losses (pre-tax)             $   63.7   $   65.0   $  316.4    $  2,650.0    $     --   $     --   $     --   $  445.1   $     --


(1) The adjusted statutory underwriting gain (loss) after policyholder dividends, the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)  Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

                                                                                                                     YTD       YTD
                                               1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                              2002      2002      2002      2002      2003      2003      2003      2002      2003
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
      Loss and loss adjustment expenses     $   51.6  $   52.0  $   57.9  $   65.5  $   59.1  $   47.2  $   55.8  $  161.5  $  162.1
      Other underwriting expenses               51.1      56.8      60.7      59.3      77.2      86.5      77.9     168.6     241.6
                                            --------  --------  --------  --------  --------  --------  --------  --------  --------
         Total fee income                   $  102.7  $  108.8  $  118.6  $  124.8  $  136.3  $  133.7  $  133.7  $  330.1  $  403.7
                                            ========  ========  ========  ========  ========  ========  ========  ========  ========

TRAVELERS PROPERTY CASUALTY CORP.

COMMERCIAL LINES - NET WRITTEN PREMIUMS BY MARKET AND PRODUCT LINE
(in millions)


                                                                                                                   YTD       YTD
                                             1Q        2Q        3Q        4Q        1Q        2Q        3Q        3Q        3Q
                                            2002      2002      2002      2002      2003      2003      2003      2002      2003
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
NET WRITTEN PREMIUMS BY MARKET
Core:
   National Accounts                      $   96.8  $  196.8  $  218.6  $  222.4  $  226.9  $  192.8  $  243.9  $  512.2  $  663.6
   Commercial Accounts                       859.3     912.1     888.3     896.4     949.4     877.6     892.1   2,659.7   2,719.1
   Select Accounts                           455.0     472.9     453.6     488.0     509.3     517.4     505.7   1,381.5   1,532.4
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total Core                           1,411.1   1,581.8   1,560.5   1,606.8   1,685.6   1,587.8   1,641.7   4,553.4   4,915.1
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
Specialty:
   Bond                                      131.6     159.5     175.4     163.4     163.0     205.9     216.0     466.5     584.9
   Gulf                                      145.0     180.2     103.7     150.5     167.9     164.3     162.1     428.9     494.3
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total Specialty                        276.6     339.7     279.1     313.9     330.9     370.2     378.1     895.4   1,079.2
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
   Total                                  $1,687.7  $1,921.5  $1,839.6  $1,920.7  $2,016.5  $1,958.0  $2,019.8  $5,448.8  $5,994.3
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========


NET WRITTEN PREMIUMS BY PRODUCT LINE

Commercial multi-peril                    $  514.6  $  527.4  $  503.8  $  568.1  $  617.2  $  571.4  $  572.3  $1,545.8  $1,760.9
Workers' compensation                        272.6     254.7     280.8     326.9     358.3     300.9     349.2     808.1   1,008.4
Commercial automobile                        308.6     422.4     360.6     363.1     353.7     360.1     355.4   1,091.6   1,069.2
Property                                     241.1     319.5     260.4     267.8     284.0     278.0     280.0     821.0     842.0
Fidelity and surety                          117.4     136.3     151.4     136.8     123.9     164.8     172.9     405.1     461.6
General liability                            233.4     261.2     282.6     258.0     279.4     282.8     290.0     777.2     852.2
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
   Total                                  $1,687.7  $1,921.5  $1,839.6  $1,920.7  $2,016.5  $1,958.0  $2,019.8  $5,448.8  $5,994.3
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES - SELECTED PRODUCTION STATISTICS

(in millions)

                                                                                                                   YTD        YTD
                                      1Q         2Q         3Q         4Q         1Q         2Q         3Q         3Q         3Q
                                     2002       2002       2002       2002       2003       2003       2003       2002       2003
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
NATIONAL ACCOUNTS

Net written premiums               $   96.8   $  196.8   $  218.6   $  222.4   $  226.9   $  192.8   $  243.9   $  512.2   $  663.6
Additions to claim volume under
   administration (1)              $  871.3   $  595.3   $  549.8   $  639.7   $1,097.3   $  702.1   $  681.9   $2,016.4   $2,481.3
Written fees                       $  138.3   $  117.7   $  108.1   $  118.3   $  182.2   $  145.4   $  140.5   $  364.1   $  468.1

COMMERCIAL ACCOUNTS

Net written premiums (2)           $  675.8   $  612.6   $  680.1   $  762.8   $  815.1   $  729.3   $  756.0   $1,968.5   $2,300.4
New business premiums (2,3)        $  187.3   $  168.2   $  176.5   $  193.4   $  204.8   $  194.6   $  190.4   $  532.0   $  589.8
Retention (2,3,4)                        75%        74%        75%        78%        80%        81%        82%        75%        81%
Renewal price change (2,3,5)             24%        24%        25%        17%        16%        10%         9%        24%        11%
Net written premiums from
   acquisitions (6)                $  183.5   $  299.5   $  208.2   $  133.6   $  134.3   $  148.3   $  136.1   $  691.2   $  418.7

SELECT ACCOUNTS

Net written premiums               $  455.0   $  472.9   $  453.6   $  488.0   $  509.3   $  517.4   $  505.7   $1,381.5   $1,532.4
New business premiums (3)          $   66.8   $   72.5   $   75.3   $   90.7   $   96.9   $   93.9   $   87.1   $  214.6   $  277.9
Retention (3,4)                          79%        79%        80%        82%        84%        83%        83%        79%        83%
Renewal price change (3,5)               17%        18%        18%        17%        14%        14%        14%        17%        14%

BOND

Gross written premiums             $  178.1   $  183.5   $  204.9   $  204.6   $  209.2   $  237.2   $  255.9   $  566.5   $  702.3
Net written premiums               $  131.6   $  159.5   $  175.4   $  163.4   $  163.0   $  205.9   $  216.0   $  466.5   $  584.9
GULF
Gross written premiums             $  309.3   $  338.7   $  327.6   $  335.4   $  367.8   $  348.2   $  350.8   $  975.6   $1,066.8
Net written premiums               $  145.0   $  180.2   $  103.7   $  150.5   $  167.9   $  164.3   $  162.1   $  428.9   $  494.3

(1) Includes new and renewal business.

(2) Excludes Northland and Associates acquired in 4Q01.

(3) The current quarter statistics are subject to change due to further development.

(4) Retention represents the estimated percentage of premium available for renewal which renewed in the current period.

(5) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(6) Represents Northland and Associates acquired in 4Q01.

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES OPERATING INCOME

(in millions)



                                                     1Q            2Q           3Q            4Q            1Q             2Q
                                                    2002          2002         2002          2002          2003           2003
                                                  --------      --------      --------      --------      --------      --------
REVENUES
Premiums                                          $1,030.0      $1,068.3      $1,117.5      $1,138.3      $1,138.3      $1,192.8
Net investment income                                104.3          95.3          83.4         101.7          89.4          90.9
Other revenues                                        21.1          19.2          19.6          20.2          21.6          22.8
                                                  --------      --------      --------      --------      --------      --------
   Total revenues                                  1,155.4       1,182.8       1,220.5       1,260.2       1,249.3       1,306.5
                                                  --------      --------      --------      --------      --------      --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                 785.9         818.1         806.7         795.7         800.7         858.0
Amortization of deferred acquisition costs           175.1         180.3         187.7         194.3         184.4         194.8
General and administrative expenses                   95.7          87.5          95.8         106.1         101.5         100.2
                                                  --------      --------      --------      --------      --------      --------
   Total claims and expenses                       1,056.7       1,085.9       1,090.2       1,096.1       1,086.6       1,153.0
                                                  --------      --------      --------      --------      --------      --------

Operating income before federal income taxes          98.7          96.9         130.3         164.1         162.7         153.5
Federal income taxes                                  27.5          26.9          38.3          50.4          50.2          46.7
                                                  --------      --------      --------      --------      --------      --------
Operating income                                  $   71.2      $   70.0      $   92.0      $  113.7      $  112.5      $  106.8
                                                  ========      ========      ========      ========      ========      ========


                                                                     YTD         YTD
                                                      3Q             3Q           3Q
                                                     2003           2002         2003
                                                    --------      --------      --------
REVENUES
Premiums                                            $1,232.3      $3,215.8      $3,563.4
Net investment income                                   89.8         283.0         270.1
Other revenues                                          20.5          59.9          64.9
                                                    --------      --------      --------
   Total revenues                                    1,342.6       3,558.7       3,898.4
                                                    --------      --------      --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                   907.7       2,410.7       2,566.4
Amortization of deferred acquisition costs             208.1         543.1         587.3
General and administrative expenses                    102.3         279.0         304.0
                                                    --------      --------      --------
   Total claims and expenses                         1,218.1       3,232.8       3,457.7
                                                    --------      --------      --------

Operating income before federal income taxes           124.5         325.9         440.7
Federal income taxes                                    36.3          92.7         133.2
                                                    --------      --------      --------
Operating income                                    $   88.2      $  233.2      $  307.5
                                                    ========      ========      ========

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES AFTER-TAX OPERATING INCOME BY
MAJOR COMPONENT AND GAAP COMBINED RATIO

(in millions)



                                                             1Q          2Q            3Q           4Q           1Q           2Q
                                                            2002        2002          2002         2002         2003         2003
                                                           ------      ------        ------       ------       ------       ------
PL underwriting gain (loss), before catastrophes
   and prior year reserve development                      $ (3.7)     $  5.3        $ 31.1       $ 18.9       $ 35.1       $ 46.0
Catastrophes                                                (10.4)      (14.3)        (11.1)       (18.9)       (24.2)       (44.8)
Prior year reserve development - benefit/(charge)            (3.3)       (2.6)         (2.0)        27.3         22.7         24.4
                                                           ------      ------        ------       ------       ------       ------
Underwriting gain (loss)                                    (17.4)      (11.6)         18.0         27.3         33.6         25.6
Net investment income                                        75.0        69.0          61.5         73.3         64.8         66.0
Other                                                        13.6        12.6          12.5         13.1         14.1         15.2
                                                           ------      ------        ------       ------       ------       ------
PL OPERATING INCOME                                        $ 71.2      $ 70.0        $ 92.0       $113.7       $112.5       $106.8
                                                           ======      ======        ======       ======       ======       ======

PL GAAP combined ratio, before catastrophes and prior year reserve development:

      Loss and loss adjustment expense ratio                 74.2%       74.1%         70.4%        71.0%        70.1%        69.2%
      Other underwriting expense ratio                       26.4%       25.2%         25.4%        26.4%        25.1%        24.7%
                                                           ------      ------        ------       ------       ------       ------
                                                            100.6%       99.3%         95.8%        97.4%        95.2%        93.9%
Catastrophes                                                  1.6%        2.1%          1.5%         2.6%         3.3%         5.8%
Prior year reserve development - (benefit)/charge             0.5%        0.4%          0.3%        (3.7)%       (3.1)%       (3.1)%
                                                           ------      ------        ------       ------       ------       ------
PL GAAP COMBINED RATIO                                      102.7%      101.8%         97.6%        96.3%        95.4%        96.6%
                                                           ======      ======        ======       ======       ======       ======


                                                                               YTD           YTD
                                                                  3Q           3Q            3Q
                                                                 2003         2002          2003
                                                                ------       ------        ------
PL underwriting gain (loss), before catastrophes
   and prior year reserve development                           $ 44.6       $ 32.7        $125.7
Catastrophes                                                     (60.0)       (35.8)       (129.0)
Prior year reserve development - benefit/(charge)                 24.8         (7.9)         71.9
                                                                ------       ------        ------
Underwriting gain (loss)                                           9.4        (11.0)         68.6
Net investment income                                             65.5        205.5         196.3
Other                                                             13.3         38.7          42.6
                                                                ------       ------        ------
PL OPERATING INCOME                                             $ 88.2       $233.2        $307.5
                                                                ======       ======        ======

PL GAAP combined ratio, before catastrophes and prior year reserve development:

      Loss and loss adjustment expense ratio                       69.3%        72.9%         69.5%
      Other underwriting expense ratio                             25.2%        25.6%         25.0%
                                                                 ------       ------        ------
                                                                   94.5%        98.5%         94.5%
Catastrophes                                                        7.5%         1.7%          5.6%
Prior year reserve development - (benefit)/charge                  (3.1)%        0.4%         (3.1)%
                                                                 ------       ------        ------
PL GAAP COMBINED RATIO                                             98.9%       100.6%         97.0%
                                                                 ======       ======        ======

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES - SELECTED STATISTICS

(in millions)



                                                         1Q              2Q              3Q             4Q              1Q
                                                        2002            2002            2002           2002            2003
                                                       --------        --------        --------       --------        --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE
Automobile                                             $  687.1        $  714.6        $  741.8       $  699.4        $  736.6
Homeowners and other                                      350.3           459.4           476.2          446.2           413.4
                                                       --------        --------        --------       --------        --------
  Total                                                $1,037.4        $1,174.0        $1,218.0       $1,145.6        $1,150.0
                                                       ========        ========        ========       ========        ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                     $  850.7        $  961.4        $  995.8       $  927.7        $  945.0
Other channels                                            186.7           212.6           222.2          217.9           205.0
                                                       --------        --------        --------       --------        --------
  Total                                                $1,037.4        $1,174.0        $1,218.0       $1,145.6        $1,150.0
                                                       ========        ========        ========       ========        ========
Net earned premiums                                    $1,030.0        $1,068.3        $1,117.5       $1,138.3        $1,138.3
Losses and loss adjustment expenses                       785.7           818.4           806.6          795.7           800.7
Other underwriting expenses                               261.6           278.9           295.9          291.3           280.3
                                                       --------        --------        --------       --------        --------
Statutory underwriting gain (loss)                     $  (17.3)       $  (29.0)       $   15.0       $   51.3        $   57.3
                                                       ========        ========        ========       ========        ========
STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                     76.3%           76.6%           72.2%          69.9%           70.3%
Other underwriting expense ratio                           25.2%           23.8%           24.3%          25.4%           24.4%
                                                       --------        --------        --------       --------        --------
   Combined ratio                                         101.5%          100.4%           96.5%          95.3%           94.7%
                                                       ========        ========        ========       ========        ========
GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                     76.3%           76.6%           72.2%          69.9%           70.3%
Other underwriting expense ratio                           26.4%           25.2%           25.4%          26.4%           25.1%
                                                       --------        --------        --------       --------        --------
   Combined ratio                                         102.7%          101.8%           97.6%          96.3%           95.4%
                                                       ========        ========        ========       ========        ========

IMPACT ON COMBINED RATIO
Catastrophes                                                1.6%            2.1%            1.5%           2.6%            3.3%
Prior year reserve development - (benefit)/charge           0.5%            0.4%            0.3%          (3.7)%          (3.1)%

OTHER STATISTICS
Effective tax rate on net investment income                28.2%           27.6%           26.3%          27.9%           27.5%
Net investment income (after-tax)                      $   75.0        $   69.0        $   61.5       $   73.3        $   64.8

Catastrophe losses, net of reinsurance (pre-tax)       $   16.0        $   22.0        $   17.0       $   29.1        $   37.3


                                                                                            YTD               YTD
                                                             2Q              3Q              3Q               3Q
                                                            2003            2003            2002             2003
                                                           --------        --------        --------        --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE
Automobile                                                 $  777.7        $  796.3        $2,143.5        $2,310.6
Homeowners and other                                          533.6           559.5         1,285.9         1,506.5
                                                           --------        --------        --------        --------
  Total                                                    $1,311.3        $1,355.8        $3,429.4        $3,817.1
                                                           ========        ========        ========        ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                         $1,075.1        $1,110.3        $2,807.9        $3,130.4
Other channels                                                236.2           245.5           621.5           686.7
                                                           --------        --------        --------        --------
  Total                                                    $1,311.3        $1,355.8        $3,429.4        $3,817.1
                                                           ========        ========        ========        ========
Net earned premiums                                        $1,192.8        $1,232.3        $3,215.8        $3,563.4
Losses and loss adjustment expenses                           858.0           907.7         2,410.7         2,566.4
Other underwriting expenses                                   312.0           333.8           836.4           926.1
                                                           --------        --------        --------        --------
Statutory underwriting gain (loss)                         $   22.8        $   (9.2)       $  (31.3)       $   70.9
                                                           ========        ========        ========        ========
STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                         71.9%           73.7%           75.0%           72.0%
Other underwriting expense ratio                               23.8%           24.6%           24.4%           24.3%
                                                           --------        --------        --------        --------
   Combined ratio                                              95.7%           98.3%           99.4%           96.3%
                                                           ========        ========        ========        ========
GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                         71.9%           73.7%           75.0%           72.0%
Other underwriting expense ratio                               24.7%           25.2%           25.6%           25.0%
                                                           --------        --------        --------        --------
   Combined ratio                                              96.6%           98.9%          100.6%           97.0%
                                                           ========        ========        ========        ========

IMPACT ON COMBINED RATIO
Catastrophes                                                    5.8%            7.5%            1.7%            5.6%
Prior year reserve development - (benefit)/charge              (3.1)%          (3.1)%           0.4%           (3.1)%

OTHER STATISTICS
Effective tax rate on net investment income                    27.4%           27.1%           27.4%           27.3%
Net investment income (after-tax)                          $   66.0        $   65.5        $  205.5        $  196.3

Catastrophe losses, net of reinsurance (pre-tax)           $   68.9        $   92.3        $   55.0        $  198.5

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES - SELECTED STATISTICS - AUTOMOBILE
(in millions)



                                                         1Q            2Q            3Q           4Q           1Q           2Q
                                                        2002          2002          2002         2002         2003         2003
                                                      --------      --------      --------     --------     --------     --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                    $  587.1      $  610.0      $  634.2     $  589.9     $  629.9     $  667.0
Other channels                                           100.0         104.6         107.6        109.5        106.7        110.7
                                                      --------      --------      --------     --------     --------     --------
  Total                                               $  687.1      $  714.6      $  741.8     $  699.4     $  736.6     $  777.7
                                                      ========      ========      ========     ========     ========     ========
Net earned premiums                                   $  650.8      $  674.6      $  701.4     $  710.2     $  706.2     $  736.6
Losses and loss adjustment expenses                      530.9         546.1         528.4        506.6        525.2        551.3
Other underwriting expenses                              159.8         161.5         172.1        170.3        169.7        172.4
                                                      --------      --------      --------     --------     --------     --------
Statutory underwriting gain (loss)                    $  (39.9)     $  (33.0)     $    0.9     $   33.3     $   11.3     $   12.9
                                                      ========      ========      ========     ========     ========     ========
STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                    81.6%         81.0%         75.3%        71.3%        74.4%        74.8%
Other underwriting expense ratio                          23.3%         22.6%         23.2%        24.3%        23.0%        22.2%
                                                      --------      --------      --------     --------     --------     --------
   Combined ratio                                        104.9%        103.6%         98.5%        95.6%        97.4%        97.0%
                                                      ========      ========      ========     ========     ========     ========
GAAP UNDERWRITING GAIN (LOSS)                         $  (41.1)     $  (31.1)     $    3.4     $   25.2     $   11.2     $   14.8

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                    81.6%         81.0%         75.3%        71.3%        74.4%        74.8%
Other underwriting expense ratio                          24.7%         23.7%         24.2%        25.1%        24.0%        23.1%
                                                      --------      --------      --------     --------     --------     --------
   Combined ratio                                        106.3%        104.7%         99.5%        96.4%        98.4%        97.9%
                                                      ========      ========      ========     ========     ========     ========
Catastrophe losses, net of reinsurance (pre-tax)      $     --      $     --      $     --     $     --     $     --     $    7.0


                                                                          YTD             YTD
                                                            3Q            3Q              3Q
                                                           2003          2002            2003
                                                         --------      --------        --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                       $  687.2      $1,831.3        $1,984.1
Other channels                                              109.1         312.2           326.5
                                                         --------      --------        --------
  Total                                                  $  796.3      $2,143.5        $2,310.6
                                                         ========      ========        ========
Net earned premiums                                      $  752.8      $2,026.8        $2,195.6
Losses and loss adjustment expenses                         568.6       1,605.4         1,645.1
Other underwriting expenses                                 185.3         493.4           527.4
                                                         --------      --------        --------
Statutory underwriting gain (loss)                       $   (1.1)     $  (72.0)       $   23.1
                                                         ========      ========        ========
STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                       75.5%         79.2%           74.9%
Other underwriting expense ratio                             23.3%         23.0%           22.8%
                                                         --------      --------        --------
   Combined ratio                                            98.8%        102.2%           97.7%
                                                         ========      ========        ========
GAAP UNDERWRITING GAIN (LOSS)                            $    3.3      $  (68.8)       $   29.3

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                       75.5%         79.2%           74.9%
Other underwriting expense ratio                             24.0%         24.2%           23.7%
                                                         --------      --------        --------
   Combined ratio                                            99.5%        103.4%           98.6%
                                                         ========      ========        ========
Catastrophe losses, net of reinsurance (pre-tax)         $    3.5      $     --        $   10.5

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES - SELECTED STATISTICS - HOMEOWNERS AND OTHER
(in millions)



                                                        1Q             2Q              3Q             4Q             1Q
                                                       2002           2002            2002           2002           2003
                                                      --------       --------       --------       --------       --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                    $  263.6       $  351.4       $  361.6       $  337.8       $  315.1
Other channels                                            86.7          108.0          114.6          108.4           98.3
                                                      --------       --------       --------       --------       --------
  Total                                               $  350.3       $  459.4       $  476.2       $  446.2       $  413.4
                                                      ========       ========       ========       ========       ========

Net earned premiums                                   $  379.2       $  393.7       $  416.1       $  428.1       $  432.1
Losses and loss adjustment expenses                      254.8          272.3          278.2          289.1          275.5
Other underwriting expenses                              101.8          117.4          123.8          121.0          110.6
                                                      --------       --------       --------       --------       --------
Statutory underwriting gain (loss)                    $   22.6       $    4.0       $   14.1       $   18.0       $   46.0
                                                      ========       ========       ========       ========       ========
STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                    67.2%          69.2%          66.9%          67.5%          63.8%
Other underwriting expense ratio                          29.1%          25.6%          26.0%          27.1%          26.8%
                                                      --------       --------       --------       --------       --------
   Combined ratio                                         96.3%          94.8%          92.9%          94.6%          90.6%
                                                      ========       ========       ========       ========       ========
GAAP UNDERWRITING GAIN                                $   14.6       $   13.2       $   24.0       $   17.1       $   40.6

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                    67.2%          69.2%          66.9%          67.5%          63.8%
Other underwriting expense ratio                          29.0%          27.5%          27.4%          28.5%          26.8%
                                                      --------       --------       --------       --------       --------
   Combined ratio                                         96.2%          96.7%          94.3%          96.0%          90.6%
                                                      ========       ========       ========       ========       ========
Catastrophe losses, net of reinsurance (pre-tax)      $   16.0       $   22.0       $   17.0       $   29.1       $   37.3

                                                                                           YTD            YTD
                                                            2Q             3Q              3Q             3Q
                                                           2003           2003            2002           2003
                                                         --------       --------        --------       --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                       $  408.1       $  423.1        $  976.6       $1,146.3
Other channels                                              125.5          136.4           309.3          360.2
                                                         --------       --------        --------       --------
  Total                                                  $  533.6       $  559.5        $1,285.9       $1,506.5
                                                         ========       ========        ========       ========

Net earned premiums                                      $  456.2       $  479.5        $1,189.0       $1,367.8
Losses and loss adjustment expenses                         306.7          339.1           805.3          921.3
Other underwriting expenses                                 139.6          148.5           343.0          398.7
                                                         --------       --------        --------       --------
Statutory underwriting gain (loss)                       $    9.9       $   (8.1)       $   40.7       $   47.8
                                                         ========       ========        ========       ========
STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                       67.2%          70.7%           67.7%          67.4%
Other underwriting expense ratio                             26.2%          26.5%           26.7%          26.5%
                                                         --------       --------        --------       --------
   Combined ratio                                            93.4%          97.2%           94.4%          93.9%
                                                         ========       ========        ========       ========
GAAP UNDERWRITING GAIN                                   $   24.9       $   10.9        $   51.8       $   76.4

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                       67.2%          70.7%           67.7%          67.4%
Other underwriting expense ratio                             27.3%          27.0%           27.9%          27.1%
                                                         --------       --------        --------       --------
   Combined ratio                                            94.5%          97.7%           95.6%          94.5%
                                                         ========       ========        ========       ========
Catastrophe losses, net of reinsurance (pre-tax)         $   61.9       $   88.8        $   55.0       $  188.0

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES - SELECTED PRODUCTION STATISTICS

(in millions)


                                                                                                                  YTD        YTD
                                      1Q         2Q         3Q         4Q         1Q        2Q         3Q         3Q         3Q
                                     2002       2002       2002       2002       2003      2003       2003       2002       2003
                                    ------     ------     ------     ------     ------    ------     ------    --------   --------
AUTOMOBILE
Net written premiums                $687.1     $714.6     $741.8     $699.4     $736.6    $777.7     $796.3    $2,143.5   $2,310.6

Policies in force (PIF)
  (in thousands)                     1,959      1,976      1,985      1,988      1,995     2,016      2,045     1,985      2,045

New business PIF
  (in thousands)                       148        147        140        130        128       134        145       435        407

Retention (1,2,3)                       80%        80%        80%        81%        81%       81%        81%       80%        81%

Renewal price change (1,3,4)             7%         8%         8%         8%         7%        6%         6%        8%         6%

HOMEOWNERS AND OTHER
Net written premiums                $350.3     $459.4     $476.2     $446.2     $413.4    $533.6     $559.5    $1,285.9   $1,506.5

Policies in force (PIF)
  (in thousands)                     3,479      3,479      3,485      3,496      3,518     3,576      3,645     3,485      3,645

New business PIF (in thousands)        115        146        162        152        144       190        223       423        557

Retention (2,3)                         80%        80%        80%        81%        81%       81%        81%       80%        81%

Renewal price change (3,4)              12%        16%        15%        15%        13%       10%        11%       15%        11%


(1) Represents standard voluntary automobile business, which represents approximately 93% and 95% of total auto policies in force at September 30, 2002 and 2003, respectively.

(2) Retention represents the estimated percentage of policies from the prior year period renewed in the current period.

(3) The current quarter statistics are subject to change due to further development.

(4) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

TRAVELERS PROPERTY CASUALTY CORP.
INTEREST EXPENSE AND OTHER OPERATING LOSS

(in millions)


                                                                                                                   YTD       YTD
                                         1Q        2Q        3Q        4Q          1Q          2Q        3Q        3Q        3Q
                                        2002      2002      2002      2002        2003        2003      2003      2002      2003
                                       ------    ------    ------    ------      ------      ------    ------    ------    ------
REVENUES
Net investment income                  $  1.1    $ (0.2)   $ (0.5)   $  0.1      $  0.8      $   --    $  0.1    $  0.4    $  0.9
Other revenues                             --       0.1       0.1      (0.1)        0.8         0.1       0.1       0.2       1.0
                                       ------    ------    ------    ------      ------      ------    ------    ------    ------
   Total revenues                         1.1      (0.1)     (0.4)       --         1.6         0.1       0.2       0.6       1.9
                                       ------    ------    ------    ------      ------      ------    ------    ------    ------

CLAIMS AND EXPENSES
Interest expense                         35.2      39.2      39.3      39.6        50.4        39.1      36.8     113.7     126.3
General and administrative expenses      (0.1)     (2.7)      1.4       6.9         5.0         4.3       2.6      (1.4)     11.9
                                       ------    ------    ------    ------      ------      ------    ------    ------    ------
   Total claims and expenses             35.1      36.5      40.7      46.5        55.4        43.4      39.4     112.3     138.2
                                       ------    ------    ------    ------      ------      ------    ------    ------    ------

Operating loss before federal
  income tax benefit                    (34.0)    (36.6)    (41.1)    (46.5)      (53.8)      (43.3)    (39.2)   (111.7)   (136.3)
Federal income tax benefit              (11.8)    (12.9)    (14.5)    (16.1)      (18.9)      (15.3)    (13.9)    (39.2)    (48.1)
                                       ------    ------    ------    ------      ------      ------    ------    ------    ------
Operating loss                         $(22.2)   $(23.7)   $(26.6)   $(30.4)     $(34.9)     $(28.0)   $(25.3)   $(72.5)   $(88.2)
                                       ======    ======    ======    ======      ======      ======    ======    ======    ======

TRAVELERS PROPERTY CASUALTY CORP.
Consolidated Balance Sheet
(in millions, except shares and per share data)





                                                                                         SEPTEMBER 30,       DECEMBER 31,
                                                                                           2003 (1)             2002
                                                                                           --------             ----
ASSETS

Fixed maturities, available for sale at fair value (including $890.6 and $580.5 subject to securities lending and repurchase agreements) (amortized cost
     $30,298.2 and $28,877.8)                                                             $31,859.7           $30,003.2
Equity securities, at fair value (cost $712.7 and $861.9)                                     762.7               851.5
Mortgage loans                                                                                222.1               257.9
Real estate held for sale                                                                       1.5                12.5
Short-term securities                                                                       2,455.0             4,853.6
Trading securities, at fair value                                                              48.9                40.7
Other investments                                                                           2,443.2             2,405.8
                                                                                          ---------           ---------
     Total investments                                                                     37,793.1            38,425.2
                                                                                          ---------           ---------











Cash                                                                                          209.0                92.2
Investment income accrued                                                                     369.2               339.3
Premium balances receivable                                                                 4,039.2             3,861.4
Reinsurance recoverables                                                                   10,906.2            10,977.5
Deferred acquisition costs                                                                    957.3               873.0
Deferred federal income taxes                                                                 756.6             1,447.1
Contractholder receivables                                                                  2,759.9             2,544.1
Goodwill                                                                                    2,411.5             2,411.5
Receivables for investment sales                                                              458.8               138.7
Other assets                                                                                2,874.1             3,027.5
                                                                                          ---------           ---------
     TOTAL ASSETS                                                                         $63,534.9           $64,137.5
                                                                                          =========           =========











                                                                                 SEPTEMBER 30,         DECEMBER 31,
                                                                                    2003 (1)               2002
                                                                                    --------               ----

LIABILITIES

Claims and claim adjustment expense reserves                                       $33,854.0            $33,736.0
Unearned premium reserves                                                            7,049.8              6,459.9
Contractholder payables                                                              2,759.9              2,544.1
Notes payable to former affiliates                                                        --                700.0
Long-term debt                                                                       1,755.5                926.2
Convertible junior subordinated notes payable                                          868.5                867.8
Convertible notes payable                                                               49.7                 49.7
Payables for investment purchases                                                      533.9              3,737.9
Payables for securities lending and repurchase agreements                              902.6                597.9
Other liabilities                                                                    4,288.7              3,480.7
                                                                                   ---------            ---------
   TOTAL LIABILITIES                                                                52,062.6             53,100.2
                                                                                   ---------            ---------
TIGHI - obligated mandatorily redeemable securities
   of subsidiary trusts holding solely junior
   subordinated debt securities of TIGHI                                                  --                900.0

SHAREHOLDERS' EQUITY
Common Stock:
   Class A, $.01 par value, 1.5 billion shares authorized, 509.0 million and 504.2 million issued and outstanding at September 30, 2003 and
      December 31, 2002, respectively                                                    5.1                  5.0
   Class B, $.01 par value, 1.5 billion shares
      authorized, 500.0 million issued and outstanding                                   5.0                  5.0
Additional paid-in capital                                                           8,690.6              8,618.4
Retained earnings                                                                    1,883.2                880.5
Accumulated other changes in equity from
   nonowner sources                                                                    992.1                656.6
Treasury stock, at cost (4.3 million and .3 million shares)                            (67.4)                (4.9)
Unearned compensation                                                                  (36.3)               (23.3)
                                                                                   ---------            ---------
   TOTAL SHAREHOLDERS' EQUITY                                                       11,472.3             10,137.3
                                                                                   ---------            ---------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $63,534.9            $64,137.5
                                                                                   =========            =========

TRAVELERS PROPERTY CASUALTY CORP.
INVESTMENT PORTFOLIO
(at carrying value, in millions)


                                                       SEPTEMBER 30,   PRE-TAX BOOK   DECEMBER 31,    PRE-TAX BOOK
                                                           2003            YIELD         2002             YIELD
                                                           ----            -----         ----             -----
INVESTMENT PORTFOLIO

Taxable fixed maturities
  (including redeemable preferred stock)               $   16,939.4          5.65 %   $16,748.7             6.59 %
Tax-exempt fixed maturities                                14,920.3          4.49      13,254.5             4.72
Non-redeemable preferred stocks                               680.5          6.85         801.4             6.96
Common stocks                                                  82.2           N/A          50.1              N/A
Mortgage loans                                                222.1         10.75         257.9             9.92
Real estate held for sale                                       1.5           N/A          12.5              N/A
Short-term securities                                       2,455.0          1.09       4,853.6             1.44
Trading securities                                             48.9           N/A          40.7              N/A
Private equities                                            1,197.2           N/A       1,087.3              N/A
Arbitrage funds                                               977.8           N/A       1,007.0              N/A
Real estate joint ventures and other                          268.2           N/A         311.5              N/A
                                                       ------------         -----     ---------           ------
   TOTAL INVESTMENTS                                   $   37,793.1          4.89 %   $38,425.2             5.23 %
                                                       ============         =====     =========           ======
Net unrealized gain on investment securities,
   net of tax and minority interest, included in
   shareholders' equity                                $    1,050.8                   $   731.6
                                                       ============                   =========

TRAVELERS PROPERTY CASUALTY CORP.

INVESTMENT PORTFOLIO - FIXED MATURITIES DATA
(at carrying value, in millions)



                                                                                        SEPTEMBER 30,          DECEMBER 31,
                                                                                            2003                   2002
                                                                                            ----                   ----
FIXED MATURITIES

Mortgage-backed securities - principally obligations of U.S. Government agencies          $ 8,037.3             $ 8,940.5
U.S. Treasury securities and obligations of U.S. Government corporations and agencies       1,073.8               1,096.8
Corporates (including redeemable preferreds)                                                7,547.5               6,403.5
Obligations of states and political subdivisions                                           14,953.8              13,286.0
Debt securities issued by foreign governments                                                 247.3                 276.4
                                                                                          ---------             ---------
   Subtotal                                                                                31,859.7              30,003.2
Trading securities                                                                             29.8                  28.1
                                                                                          ---------             ---------
   Total fixed maturities                                                                 $31,889.5             $30,031.3
                                                                                          =========             =========

FIXED MATURITIES
Quality Characteristics (1)

                                                                                                SEPTEMBER 30, 2003
                                                                                              -----------------------
                                                                                               AMOUNT       % OF TOTAL
                                                                                               ------       ----------
Quality Ratings
Aaa                                                                                           $18,954.2        59.5 %
Aa                                                                                              5,829.3          18.3
A                                                                                               2,281.0           7.1
Baa                                                                                             2,707.9           8.5
                                                                                              ---------     ---------
   Total investment grade                                                                      29,772.4          93.4
                                                                                              ---------     ---------
Ba                                                                                                937.1           3.0
B                                                                                                 666.4           2.1
Caa and lower                                                                                     483.8           1.5
                                                                                              ---------     ---------
   Total below investment grade                                                                 2,087.3           6.6
                                                                                              ---------     ---------
                                                                                              ---------     ---------
Total fixed maturities, excluding trading securities                                          $31,859.7       100.0 %
                                                                                              =========     =========
Trading securities                                                                            $    29.8
                                                                                              =========
Average weighted quality                                                                         AA2,AA
Average duration of fixed maturities and short-term securities, net of securities lending
   activities and net receivables and payables on investment sales and purchases                    4.3
                                                                                              ---------


(1) Rated using external rating agencies, or by Travelers Property Casualty Corp.'s internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.

TRAVELERS PROPERTY CASUALTY CORP.
NET INVESTMENT INCOME

(in millions)




                                                                                                                   YTD          YTD
                       1Q          2Q           3Q           4Q           1Q           2Q           3Q           3Q           3Q
                      2002        2002         2002         2002         2003         2003         2003         2002         2003
                      ----        ----         ----         ----         ----         ----         ----         ----         ----
GROSS
  INVESTMENT
  INCOME
Fixed
  maturities       $   409.9   $   400.5    $   411.5    $   407.9    $   390.7    $   370.9    $   372.3    $ 1,221.9    $ 1,133.9
Short-term
  securities            13.1        11.0         14.2         19.2         36.9         37.9         23.2         38.3         98.0
Mortgage loans           6.9         6.9          6.7          6.3          6.2          5.7          8.8         20.5         20.7
Other, including
  trading               66.7        60.9         20.7         74.8         35.5         58.4         67.1        148.3        161.0
                   ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
                       496.6       479.3        453.1        508.2        469.3        472.9        471.4      1,429.0      1,413.6
Investment
  expenses               8.8        14.5         12.4         21.0         13.4         17.0         13.5         35.7         43.9
                   ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net investment
  income, pre-tax      487.8       464.8        440.7        487.2        455.9        455.9        457.9      1,393.3      1,369.7
Federal
  income taxes         126.7       118.4        108.8        124.1        112.1        110.6        110.7        353.9        333.4
                   ---------   ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net
  investment
  income,
  after-tax        $   361.1   $   346.4    $   331.9    $   363.1    $   343.8    $   345.3    $   347.2    $ 1,039.4    $ 1,036.3
                   =========   =========    =========    =========    =========    =========    =========    =========    =========

Effective
  tax rate              26.0%       25.5%        24.7%        25.5%        24.6%        24.3%        24.2%        25.4%        24.3%

Average
  invested
  assets(1)        $31,582.9   $31,791.7    $32,449.3    $33,271.8    $34,372.6    $35,182.4    $35,454.4    $32,240.5    $34,644.7

Average
  yield pre-tax          6.2%        5.9%         5.5%         5.9%         5.3%         5.2%         5.2%         5.9%         5.3%
Average
  yield after-tax        4.6%        4.4%         4.1%         4.4%         4.0%         3.9%         3.9%         4.4%         4.0%
                                            ---------                                           ---------

(1) Reduced by payables for securities lending and repurchase agreements and adjusted for the impact of unrealized investment gains and losses, net, receivables for investment sales and payables on investment purchases.

TRAVELERS PROPERTY CASUALTY CORP.
NET REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

(in millions)





                                                                                                            YTD         YTD
                         1Q         2Q          3Q          4Q          1Q          2Q          3Q          3Q          3Q
                        2002       2002        2002        2002        2003        2003        2003        2002        2003
                       ------     ------      ------      ------      ------      ------      ------      ------      ------
NET REALIZED
 INVESTMENT
 GAINS (LOSSES)

Fixed maturities      $   31.2    $  (21.3)   $  (54.5)   $  212.1    $   26.9    $   55.3    $  (40.0)   $  (44.6)   $   42.2
Equity securities         (1.3)       (6.6)        0.6         3.2         3.3        (1.1)        4.2        (7.3)        6.4
Other                     (1.1)       (8.1)        2.6       (10.1)      (23.7)      (38.1)       12.5        (6.6)      (49.3)
                      --------    --------    --------    --------    --------    --------    --------    --------    --------
Realized investment
  gains (losses)
  before tax and
  minority interest       28.8       (36.0)      (51.3)      205.2         6.5        16.1       (23.3)      (58.5)       (0.7)
Related taxes              9.9       (12.0)      (23.6)       71.8         2.3         5.5        (7.7)      (25.7)        0.1
Minority interest,
   net of tax               --          --         0.1         1.5         2.7         0.2         1.0         0.1         3.9
                      --------    --------    --------    --------    --------    --------    --------    --------    --------
Net realized
  investment
  gains (losses)      $   18.9    $  (24.0)   $  (27.8)   $  131.9    $    1.5    $   10.4    $  (16.6)   $  (32.9)   $   (4.7)
                      ========    ========    ========    ========    ========    ========    ========    ========    ========

Gross investment
  gains (1)           $  126.9    $  144.9    $   33.6    $  298.4    $   94.2    $  250.9    $  251.6    $  305.4    $  596.7
Gross investment
  losses before
  impairments (1)        (35.9)      (54.2)      (50.2)      (32.7)      (29.5)     (215.9)     (267.7)     (140.3)     (513.1)
Impairments              (62.2)     (126.7)      (34.7)      (60.5)      (58.2)      (18.9)       (7.2)     (223.6)      (84.3)
                      --------    --------    --------    --------    --------    --------    --------    --------    --------
Realized investment
  gains (losses)
  before tax and
  minority interest       28.8       (36.0)      (51.3)      205.2         6.5        16.1       (23.3)      (58.5)       (0.7)
Related taxes              9.9       (12.0)      (23.6)       71.8         2.3         5.5        (7.7)      (25.7)        0.1
Minority interest,
  net of tax                --          --         0.1         1.5         2.7         0.2         1.0         0.1         3.9
                      --------    --------    --------    --------    --------    --------    --------    --------    --------
Net realized
  investment
  gains (losses)      $   18.9    $  (24.0)   $  (27.8)   $  131.9    $    1.5    $   10.4    $  (16.6)   $  (32.9)   $   (4.7)
                      ========    ========    ========    ========    ========    ========    ========    ========    ========

                                              SEPTEMBER    DECEMBER
                      MARCH 31,   JUNE 30,       30,         31,       MARCH 31,   JUNE 30,   SEPTEMBER 30,
                        2002        2002        2002        2002        2003        2003        2003
                      --------    --------    --------    --------    --------    --------    --------
NET UNREALIZED
  INVESTMENT
  GAINS (LOSSES),
  BY ASSET TYPE
Fixed maturities      $  143.7    $  577.5    $1,398.1    $1,125.4    $1,310.2    $1,818.8    $1,561.5
Equity securities        (11.6)        1.5         6.3       (10.4)       12.5        56.0        50.0
                      --------    --------    --------    --------    --------    --------    --------
Unrealized
  investment
  gains before
  tax and minority
   interest              132.1       579.0     1,404.4     1,115.0     1,322.7     1,874.8     1,611.5
Related taxes             45.8       202.2       491.1       386.6       459.3       652.6       564.0
Minority interest,
  net of tax                --          --          --        (3.2)       (5.4)       (1.9)       (3.3)
                      --------    --------    --------    --------    --------    --------    --------
Balance, end of
  period              $   86.3    $  376.8    $  913.3    $  731.6    $  868.8    $1,224.1    $1,050.8
                      ========    ========    ========    ========    ========    ========    ========



(1) Includes gross investment gains and gross investment losses of $.7 million and $6.6 million, $123.4 million and $167.4 million, $206.8 million and $194.1 million, and $330.9 million and $368.1 million in 1Q03, 2Q03, 3Q03 and YTD 3Q03, respectively, related to U.S. Treasury futures which are settled daily. The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

TRAVELERS PROPERTY CASUALTY CORP.
REINSURANCE RECOVERABLES

(in millions)

                                                                                                  SEPTEMBER 30,    DECEMBER 31,
                                                                                                     2003              2002
                                                                                                  -----------       -----------
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)        $   6,691.2       $   6,729.8
Allowance for uncollectible reinsurance                                                                (364.2)           (329.1)
                                                                                                  -----------       -----------
Net reinsurance recoverables                                                                          6,327.0           6,400.7
Mandatory pools and associations                                                                      2,153.6           2,094.9
Structured settlements                                                                                2,425.6           2,481.9
                                                                                                  -----------       -----------
  Total reinsurance recoverables                                                                  $  10,906.2       $  10,977.5
                                                                                                  ===========       ===========

(1) Reduced for known insolvencies.

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company's experience and current economic conditions. Of the total net recoverables due from reinsurers at December 31, 2002, $5.4 billion or 85% were rated by A.M. Best and Company. Of the total rated by A.M. Best and Company, 94% were rated A- or better. The remaining 15% net recoverables from reinsurers comprise the following: 5% relates to Equitas, 4% relates to voluntary pools that the Company participates in, 3% relates to captive insurance companies and 3% were other companies not rated by A.M. Best and Company. In addition, $765.6 million of these net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2002.

The Company's top five reinsurers, except Lloyd's of London, including Equitas, by reinsurance recoverable at December 31, 2002 were as follows:

                                                     Reinsurance
Reinsurer                                            Recoverable           A.M. Best Rating of Reinsurer
---------                                            -----------           -----------------------------
American Re-Insurance Company                        $  865.2              A+   second highest of 16 ratings
General Reinsurance Corporation                         625.4              A++ highest of 16 ratings
Employers Reinsurance Corporation                       338.4              A     third highest of 16 ratings
Swiss Reinsurance America Corporation                   287.5              A++ highest of 16 ratings
Transatlantic Reinsurance Company                       235.8              A++ highest of 16 ratings

Our insurance subsidiaries are required to participate in various involuntary assigned risk pools, principally involving workers' compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of that pool becomes insolvent, the remaining members assume an additional pro rata share of the pool's liabilities.

Structured settlements are annuities purchased from life insurance companies to settle personal physical injury claims, with workers' compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so we reflect the amount as a liability and as a recoverable for GAAP purposes. Life insurers with current A.M. Best ratings of A or better represented 92% of the balance at December 31, 2002.

TRAVELERS PROPERTY CASUALTY CORP.
STATUTORY RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSE
(in millions)

                                                                    1Q            2Q            3Q            4Q            1Q
                                                                   2002          2002          2002          2002          2003
                                                                -----------   -----------   -----------   -----------   -----------
COMMERCIAL LINES
Beginning of period                                             $  17,488.6   $  17,409.5   $  17,426.3   $  17,797.4   $  20,321.7
Incurred*                                                           1,149.8       1,235.5       1,522.8       3,804.8       1,433.0
Paids                                                              (1,228.9)     (1,218.7)     (1,151.7)     (1,280.5)     (1,303.3)
                                                                -----------   -----------   -----------   -----------   -----------
End of period                                                   $  17,409.5   $  17,426.3   $  17,797.4   $  20,321.7   $  20,451.4
                                                                ===========   ===========   ===========   ===========   ===========

PERSONAL LINES

Beginning of period                                             $   2,725.9   $   2,783.5   $   2,880.5   $   2,922.2   $   2,958.5
Incurred*                                                             785.7         818.4         806.6         795.7         800.7
Paids                                                                (728.1)       (721.4)       (764.9)       (759.4)       (731.7)
                                                                -----------   -----------   -----------   -----------   -----------
End of period                                                   $   2,783.5   $   2,880.5   $   2,922.2   $   2,958.5   $   3,027.5
                                                                ===========   ===========   ===========   ===========   ===========

TOTAL

Beginning of period                                             $  20,214.5   $  20,193.0   $  20,306.8   $  20,719.6   $  23,280.2
Incurred*                                                           1,935.5       2,053.9       2,329.4       4,600.5       2,233.7
Paids                                                              (1,957.0)     (1,940.1)     (1,916.6)     (2,039.9)     (2,035.0)
                                                                -----------   -----------   -----------   -----------   -----------
End of period                                                   $  20,193.0   $  20,306.8   $  20,719.6   $  23,280.2   $  23,478.9
                                                                ===========   ===========   ===========   ===========   ===========

* Includes prior year reserve development (benefit)/charge and accretion of discount:
   COMMERCIAL LINES

Prior year reserve development:

         Asbestos:
            Not subject to Citigroup indemnification agreement  $      50.0   $      51.2   $      48.8   $   1,995.0   $        --
            Subject to Citigroup indemnification agreement               --            --         245.0         555.0            --
         Environmental                                                 13.7          13.8          22.6         100.0            --
         All other                                                     20.9          15.3          (8.8)         (4.8)        198.4
      Accretion of discount                                            11.1          11.1          11.1          11.2          20.7
                                                                -----------   -----------   -----------   -----------   -----------
         Total Commercial Lines                                        95.7          91.4         318.7       2,656.4         219.1

   PERSONAL LINES                                                       5.0           4.0           3.1         (42.0)        (35.0)
                                                                -----------   -----------   -----------   -----------   -----------
      TOTAL                                                     $     100.7   $      95.4   $     321.8   $   2,614.4   $     184.1
                                                                ===========   ===========   ===========   ===========   ===========




                                                                                                  YTD           YTD
                                                                      2Q            3Q            3Q            3Q
                                                                     2003          2003          2002          2003
                                                                  -----------   -----------   -----------   -----------
COMMERCIAL LINES
Beginning of period                                               $  20,451.4   $  20,316.4   $  17,488.6   $  20,321.7
Incurred*                                                             1,304.8       1,280.8       3,908.1       4,018.6
Paids                                                                (1,439.8)     (1,129.6)     (3,599.3)     (3,872.7)
                                                                  -----------   -----------   -----------   -----------
End of period                                                     $  20,316.4   $  20,467.6   $  17,797.4   $  20,467.6
                                                                  ===========   ===========   ===========   ===========

PERSONAL LINES

Beginning of period                                               $   3,027.5   $   3,106.0   $   2,725.9   $   2,958.5
Incurred*                                                               858.0         907.7       2,410.7       2,566.4
Paids                                                                  (779.5)       (754.8)     (2,214.4)     (2,266.0)
                                                                  -----------   -----------   -----------   -----------
End of period                                                     $   3,106.0   $   3,258.9   $   2,922.2   $   3,258.9
                                                                  ===========   ===========   ===========   ===========

TOTAL

Beginning of period                                               $  23,478.9   $  23,422.4   $  20,214.5   $  23,280.2
Incurred*                                                             2,162.8       2,188.5       6,318.8       6,585.0
Paids                                                                (2,219.3)     (1,884.4)     (5,813.7)     (6,138.7)
                                                                  -----------   -----------   -----------   -----------
End of period                                                     $  23,422.4   $  23,726.5   $  20,719.6   $  23,726.5
                                                                  ===========   ===========   ===========   ===========

* Includes prior year reserve development (benefit)/charge and accretion of discount:
   COMMERCIAL LINES

Prior year reserve development:

         Asbestos:
            Not subject to Citigroup indemnification agreement    $        --   $        --   $     150.0   $        --
            Subject to Citigroup indemnification agreement                 --            --         245.0            --
         Environmental                                                     --            --          50.1            --
         All other                                                       51.2          23.9          27.4         273.5
      Accretion of discount                                              16.0          18.0          33.3          54.7
                                                                  -----------   -----------   -----------   -----------
         Total Commercial Lines                                          67.2          41.9         505.8         328.2

   PERSONAL LINES                                                       (37.5)        (38.1)         12.1        (110.6)
                                                                  -----------   -----------   -----------   -----------
      TOTAL                                                       $      29.7   $       3.8   $     517.9   $     217.6
                                                                  ===========   ===========   ===========   ===========

TRAVELERS PROPERTY CASUALTY CORP.
ASBESTOS AND ENVIRONMENTAL RESERVES
(in millions)


                                                             1Q            2Q            3Q            4Q            1Q
                                                            2002          2002          2002          2002          2003
                                                         ----------    ----------    ----------    ----------    ----------
ASBESTOS RESERVES
Beginning reserves:
     Direct                                              $  1,046.0    $  1,004.0    $    947.1    $  1,188.3    $  4,287.1
     Ceded                                                   (225.6)       (209.9)       (199.6)       (238.0)       (882.8)
                                                         ----------    ----------    ----------    ----------    ----------
     Net                                                      820.4         794.1         747.5         950.3       3,404.3
Incurred losses and loss expenses:
  Not subject to Citigroup indemnification agreement:
     Direct                                                    49.8          51.2          96.3       2,662.9            --
     Ceded                                                      0.2            --         (47.5)       (667.9)           --
  Subject to Citigroup indemnification agreement:
     Direct                                                      --            --         245.0         555.0            --
Accretion of discount:
     Direct                                                      --            --            --            --           7.6
     Ceded                                                       --            --            --            --          (0.1)
Losses paid:
     Direct                                                    91.8         108.1         100.1         119.1         211.6
     Ceded                                                    (15.5)        (10.3)         (9.1)        (23.1)        (21.9)
                                                         ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                 1,004.0         947.1       1,188.3       4,287.1       4,083.1
     Ceded                                                   (209.9)       (199.6)       (238.0)       (882.8)       (861.0)
                                                         ----------    ----------    ----------    ----------    ----------
     Net                                                 $    794.1    $    747.5    $    950.3    $  3,404.3    $  3,222.1
                                                         ==========    ==========    ==========    ==========    ==========
ENVIRONMENTAL RESERVES
Beginning reserves:
     Direct                                              $    478.8    $    433.5    $    417.5    $    407.3    $    447.8
     Ceded                                                    (82.8)        (69.3)        (66.1)        (65.3)        (62.3)
                                                         ----------    ----------    ----------    ----------    ----------
     Net                                                      396.0         364.2         351.4         342.0         385.5
Incurred losses and loss expenses:
     Direct                                                    14.0          13.5          22.1         104.3            --
     Ceded                                                     (0.3)          0.3           0.5          (4.3)           --
Losses paid:
     Direct                                                    59.3          29.5          32.3          63.8          10.4
     Ceded                                                    (13.8)         (2.9)         (0.3)         (7.3)         (8.4)
                                                         ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                   433.5         417.5         407.3         447.8         437.4
     Ceded                                                    (69.3)        (66.1)        (65.3)        (62.3)        (53.9)
                                                         ----------    ----------    ----------    ----------    ----------
     Net                                                 $    364.2    $    351.4    $    342.0    $    385.5    $    383.5
                                                         ==========    ==========    ==========    ==========    ==========
CITIGROUP INDEMNIFICATION AGREEMENT
Beginning balance                                        $       --    $    800.0    $    800.0    $    555.0    $       --
Incurred losses subject to Citigroup indemnification
  agreement                                                      --            --        (245.0)       (555.0)           --
                                                         ----------    ----------    ----------    ----------    ----------
Ending balance                                           $    800.0    $    800.0    $    555.0    $       --    $       --
                                                         ==========    ==========    ==========    ==========    ==========



                                                                                           YTD           YTD
                                                               2Q            3Q            3Q            3Q
                                                              2003          2003          2002          2003
                                                           ----------    ----------    ----------    ----------
ASBESTOS RESERVES
Beginning reserves:
     Direct                                                $  4,083.1    $  3,957.7    $  1,046.0    $  4,287.1
     Ceded                                                     (861.0)       (846.6)       (225.6)       (882.8)
                                                           ----------    ----------    ----------    ----------
     Net                                                      3,222.1       3,111.1         820.4       3,404.3
Incurred losses and loss expenses:
  Not subject to Citigroup indemnification agreement:
     Direct                                                        --            --         197.3            --
     Ceded                                                         --            --         (47.3)           --
  Subject to Citigroup indemnification agreement:
     Direct                                                        --            --         245.0            --
Accretion of discount:
     Direct                                                       5.6           5.7            --          18.9
     Ceded                                                       (0.1)         (0.1)           --          (0.3)
Losses paid:
     Direct                                                     131.0          78.7         300.0         421.3
     Ceded                                                      (14.5)        (28.4)        (34.9)        (64.8)
                                                           ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                   3,957.7       3,884.7       1,188.3       3,884.7
     Ceded                                                     (846.6)       (818.3)       (238.0)       (818.3)
                                                           ----------    ----------    ----------    ----------
     Net                                                   $  3,111.1    $  3,066.4    $    950.3    $  3,066.4
                                                           ==========    ==========    ==========    ==========
ENVIRONMENTAL RESERVES
Beginning reserves:
     Direct                                                $    437.4    $    337.6    $    478.8    $    447.8
     Ceded                                                      (53.9)        (30.9)        (82.8)        (62.3)
                                                           ----------    ----------    ----------    ----------
     Net                                                        383.5         306.7         396.0         385.5
Incurred losses and loss expenses:
     Direct                                                        --            --          49.6            --
     Ceded                                                         --            --           0.5            --
Losses paid:
     Direct                                                      99.8          38.6         121.1         148.8
     Ceded                                                      (23.0)          2.9         (17.0)        (28.5)
                                                           ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                     337.6         299.0         407.3         299.0
     Ceded                                                      (30.9)        (33.8)        (65.3)        (33.8)
                                                           ----------    ----------    ----------    ----------
     Net                                                   $    306.7    $    265.2    $    342.0    $    265.2
                                                           ==========    ==========    ==========    ==========
CITIGROUP INDEMNIFICATION AGREEMENT

Beginning balance                                          $       --    $       --    $       --    $       --
Incurred losses subject to Citigroup indemnification
  agreement                                                        --            --        (245.0)           --
                                                           ----------    ----------    ----------    ----------
Ending balance                                             $       --    $       --    $    555.0    $       --
                                                           ==========    ==========    ==========    ==========

TRAVELERS PROPERTY CASUALTY CORP.
CAPITALIZATION
(in millions)


                                                                                SEPTEMBER 30,    DECEMBER 31,
                                                                                    2003             2002
                                                                                 -----------     -----------
DEBT
   NOTES PAYABLE TO FORMER AFFILIATES
   3.60% Note due 11/7/2003, prepaid March 11, 2003                              $        --     $     500.0
   Floating rate loan under line of credit, repaid March 14, 2003                         --           200.0
                                                                                 -----------     -----------
                                                                                          --           700.0
                                                                                 -----------     -----------
   CONVERTIBLE NOTES
   4.5% Convertible Junior Subordinated Notes due April 15, 2032                       892.5           892.5
   Debt issuance costs                                                                  24.0            24.7
                                                                                 -----------     -----------
                                                                                       868.5           867.8
   6.00% Notes due 12/31/2032                                                           49.7            49.7
                                                                                 -----------     -----------
                                                                                       918.2           917.5
                                                                                 -----------     -----------
   LONG-TERM DEBT
   Floating rate note due 1/30/2004, prepaid February 5, 2003                             --           550.0
   6.75% Notes due 11/15/2006                                                          150.0           150.0
   3.75% Notes due 3/15/2008                                                           400.0              --
   7.81% Notes various due dates 9/16/2003 - 9/16/2011                                  24.0            27.0
   5.00% Notes due 3/15/2013                                                           500.0              --
   7.75% Notes due 4/15/2026                                                           200.0           200.0
   6.375% Notes due 3/15/2033                                                          500.0              --
                                                                                 -----------     -----------
      Total long-term debt                                                           1,774.0           927.0
   Debt issuance costs                                                                  18.5             0.8
                                                                                 -----------     -----------
                                                                                     1,755.5           926.2
                                                                                 -----------     -----------
   Total debt                                                                    $   2,673.7     $   2,543.7
                                                                                 ===========     ===========
TRUST PREFERRED SECURITIES
8.08% trust preferred securities due April 30, 2036, redeemed April 9, 2003      $        --     $     800.0
8.00% trust preferred securities due May 15, 2036, redeemed April 9, 2003                 --           100.0
                                                                                 -----------     -----------
                                                                                 $        --     $     900.0
                                                                                 ===========     ===========
MINORITY INTEREST                                                                $     104.2     $      87.0
                                                                                 ===========     ===========
COMMON EQUITY (1)                                                                $  10,411.9     $   9,412.4
                                                                                 ===========     ===========
TOTAL CAPITAL AND DEBT (1)                                                       $  13,189.8     $  12,943.1
                                                                                 ===========     ===========
TOTAL DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITAL (1)                        20.3%           26.6%

(1) Excludes SFAS 115.

TRAVELERS PROPERTY CASUALTY CORP.
STATUTORY TO GAAP SHAREHOLDERS' EQUITY RECONCILIATION
(in millions)




                                       SEPTEMBER 30,    DECEMBER 31,
                                            2003            2002
                                        -----------     -----------
STATUTORY CAPITAL AND SURPLUS           $   8,196.6     $   7,286.6
GAAP ADJUSTMENTS
   Noninsurance companies                  (2,301.1)       (2,670.1)
   Goodwill and intangible assets           2,618.6         2,550.0
   Investments                              1,659.7         1,405.7
   Deferred acquisition costs                 955.0           871.3
   Furniture, equipment & software            157.5           150.5
   Reinsurance recoverables                   131.2           121.1
   Employee benefits                          112.0            98.7
   Agents balances                             42.5            62.1
   Deferred federal income tax                (82.2)          205.2
   Other                                      (17.5)           56.2
                                        -----------     -----------
   Total GAAP adjustments                   3,275.7         2,850.7
                                        -----------     -----------
GAAP SHAREHOLDERS' EQUITY               $  11,472.3     $  10,137.3
                                        ===========     ===========

TRAVELERS PROPERTY CASUALTY CORP.
STATEMENT OF CASH FLOWS
(in millions)


                                                                 1Q             2Q             3Q             4Q             1Q
                                                                2002           2002           2002           2002           2003
                                                             ----------     ----------     ----------     ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)                                            $    102.1     $    332.0     $    332.3     $   (793.4)    $    340.0
Adjustments to reconcile net income to net cash
   provided by operating activities
   Net realized investment (gains) losses                         (28.8)          36.0           51.3         (205.2)          (6.5)
   Cumulative effect of change in accounting
      principle, net of tax                                       242.6             --             --             --             --
   Depreciation and amortization                                    9.8            8.7           12.1           11.2           10.3
   Deferred federal income taxes (benefit)                        (68.4)         (39.7)          33.7         (514.4)         454.3
   Amortization of deferred policy acquisition costs              426.4          446.1          462.3          475.4          462.7
   Premium balances receivable                                    (89.4)        (119.6)         (18.5)          23.1          (87.2)
   Reinsurance recoverables                                       (87.5)         143.8          644.2         (630.7)          23.8
   Deferred acquisition costs                                    (442.7)        (510.3)        (488.2)        (473.9)        (480.4)
   Insurance reserves                                             290.3          184.3           79.0        3,238.8          280.6
   Trading account activities                                     (28.5)         238.0          (91.6)          (2.3)          (1.8)
   Recoveries from former affiliate                                  --             --             --          159.3          360.7
   Other                                                          (71.2)         134.9           65.7         (553.5)        (463.8)
                                                             ----------     ----------     ----------     ----------     ----------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                   254.7          854.2        1,082.3          734.4          892.7
                                                             ----------     ----------     ----------     ----------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
   Fixed maturities                                               748.3          645.8          681.7          937.5          915.3
   Mortgage loans                                                   2.1           11.0            1.0            7.5            3.6
Proceeds from sales of investments
   Fixed maturities                                             2,810.3        3,075.0        1,278.9        5,354.3        2,076.8
   Equity securities                                               27.7           48.4           32.8           18.3           70.2
   Real estate held for sale                                         --             --            0.7           22.6             --
Purchase of investments
   Fixed maturities                                            (3,270.7)      (5,119.1)      (3,251.9)      (7,363.6)      (3,609.8)
   Equity securities                                              (46.9)         (31.8)         (14.0)          (6.9)          (2.9)
   Mortgage loans                                                    --             --             --           (5.2)          (4.9)
   Real estate held for sale                                         --           (4.7)           3.5             --             --
Short-term securities, (purchases) sales, net                    (252.5)         201.1           26.3       (1,705.8)        (209.9)
Other investments, net                                            337.6          333.9         (149.7)        (277.1)          45.1
Securities transactions in course of settlement                  (131.9)         169.2          196.7        2,389.4         (646.1)
                                                             ----------     ----------     ----------     ----------     ----------
      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES         224.0         (671.2)      (1,194.0)        (629.0)      (1,362.6)
                                                             ----------     ----------     ----------     ----------     ----------


                                                                     2Q            3Q              3Q               3Q
                                                                    2003         2003 (1)         2002           2003 (1)
                                                                 ----------     ----------     -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)                                                $    441.2     $    426.1     $     766.4     $   1,207.3
Adjustments to reconcile net income to net cash
   provided by operating activities
   Net realized investment (gains) losses                             (16.1)          23.3            58.5             0.7
   Cumulative effect of change in accounting
      principle, net of tax                                              --             --           242.6              --
   Depreciation and amortization                                        8.6           36.2            30.6            55.1
   Deferred federal income taxes (benefit)                            (13.5)          69.7           (74.4)          510.5
   Amortization of deferred policy acquisition costs                  483.4          512.3         1,334.8         1,458.4
   Premium balances receivable                                       (146.7)          56.1          (227.5)         (177.8)
   Reinsurance recoverables                                           (90.1)         137.6           700.5            71.3
   Deferred acquisition costs                                        (515.7)        (546.6)       (1,441.2)       (1,542.7)
   Insurance reserves                                                  (6.8)         434.1           553.6           707.9
   Trading account activities                                          (1.3)          (5.1)          117.9            (8.2)
   Recoveries from former affiliate                                      --             --              --           360.7
   Other                                                              795.7          (89.4)          129.4           242.5
                                                                 ----------     ----------     -----------     -----------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                       938.7        1,054.3         2,191.2         2,885.7
                                                                 ----------     ----------     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
   Fixed maturities                                                 1,139.1        1,430.0         2,075.8         3,484.4
   Mortgage loans                                                      10.1           33.8            14.1            47.5
Proceeds from sales of investments
   Fixed maturities                                                 2,053.7        3,043.4         7,164.2         7,173.9
   Equity securities                                                   78.4           59.5           108.9           208.1
   Real estate held for sale                                           10.8            0.2             0.7            11.0
Purchase of investments
   Fixed maturities                                                (3,589.3)      (5,038.3)      (11,641.7)      (12,237.4)
   Equity securities                                                  (36.7)         (15.9)          (92.7)          (55.5)
   Mortgage loans                                                      (2.8)          (4.0)             --           (11.7)
   Real estate held for sale                                             --             --            (1.2)             --
Short-term securities, (purchases) sales, net                         (13.1)       2,816.9           (25.1)        2,593.9
Other investments, net                                                173.7         (155.5)          521.8            63.3
Securities transactions in course of settlement                       276.6       (2,651.8)          234.0        (3,021.3)
                                                                 ----------     ----------     -----------     -----------
      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES             100.5         (481.7)       (1,641.2)       (1,743.8)
                                                                 ----------     ----------     -----------     -----------

(1) Preliminary.

                           - Continued on next page -

TRAVELERS PROPERTY CASUALTY CORP.
STATEMENT OF CASH FLOWS (CONTINUED)
(in millions)


                                                                     1Q            2Q           3Q            4Q             1Q
                                                                    2002          2002         2002          2002           2003
                                                                 ----------     --------     --------     ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of convertible notes, net                                    867.0           --         50.3             --             --
Issuance of short-term debt                                              --           --           --             --          549.5
Payment of short-term debt                                               --           --           --             --          (75.0)
Issuance of long-term debt                                               --           --           --          549.4        1,381.9
Payment of long-term debt                                                --           --         (3.0)            --         (550.0)
Issuance of note payable to former affiliate                             --           --           --          250.0             --
Payment of note payables to former affiliates                      (5,149.0)      (150.0)          --       (1,050.0)        (700.0)
Redemption of mandatorily redeemable preferred stock                     --           --           --             --             --
Purchase of treasury stock                                                            --           --             --             --
Initial public offering                                             4,089.5           --           --             --             --
Issuance of common stock - employee stock options                        --           --          1.6            8.5            8.2
Treasury stock acquired                                                  --           --         (1.1)          (2.6)          (2.3)
Receipts from former affiliates                                       157.5           --           --             --             --
Dividend to shareholders                                                 --           --           --             --          (60.5)
Dividend to former affiliate                                         (157.5)          --           --             --             --
Payment of dividend of preferred stock on subsidiary                     --           --         (0.9)          (1.3)          (1.3)
Purchase of real estate from former affiliate                         (68.2)          --           --             --             --
Transfer of employee benefit obligations to former affiliates        (172.4)          --           --             --          (22.7)
Transfer of lease obligations to former affiliate                     (87.8)          --           --             --             --
Minority investment in subsidiary                                        --           --         89.5             --             --
Other                                                                    --           --        (19.6)            --             --
                                                                 ----------     --------     --------     ----------     ----------
      NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES            (520.9)      (150.0)       116.8         (246.0)         527.8
                                                                 ----------     --------     --------     ----------     ----------
Net increase (decrease) in cash                                       (42.2)        33.0          5.1         (140.6)          57.9
Cash at beginning of period                                           236.9        194.7        227.7          232.8           92.2
                                                                 ----------     --------     --------     ----------     ----------
Cash at end of period                                            $    194.7     $  227.7     $  232.8     $     92.2     $    150.1
                                                                 ==========     ========     ========     ==========     ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes (received) paid                                     $    (21.0)    $  125.5     $  (21.3)    $      0.2     $     36.8
Interest paid                                                    $      6.0     $   34.5     $   49.5     $     50.6     $     42.3






                                                                                                   YTD          YTD
                                                                        2Q          3Q             3Q            3Q
                                                                       2003       2003 (1)        2002         2003 (1)
                                                                     --------     --------     ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of convertible notes, net                                         --           --          917.3             --
Issuance of short-term debt                                                --           --             --          549.5
Payment of short-term debt                                              (24.0)      (451.0)            --         (550.0)
Issuance of long-term debt                                                 --           --             --        1,381.9
Payment of long-term debt                                                  --         (3.0)          (3.0)        (553.0)
Issuance of note payable to former affiliate                               --           --             --             --
Payment of note payables to former affiliates                              --           --       (5,299.0)        (700.0)
Redemption of mandatorily redeemable preferred stock                   (900.0)          --             --         (900.0)
Purchase of treasury stock                                                 --        (40.0)            --          (40.0)
Initial public offering                                                    --           --        4,089.5             --
Issuance of common stock - employee stock options                         9.3          9.7            1.6           27.2
Treasury stock acquired                                                  (3.8)        (6.6)          (1.1)         (12.7)
Receipts from former affiliates                                            --           --          157.5             --
Dividend to shareholders                                                (60.4)       (80.5)            --         (201.4)
Dividend to former affiliate                                               --           --         (157.5)            --
Payment of dividend of preferred stock on subsidiary                     (1.3)        (1.3)          (0.9)          (3.9)
Purchase of real estate from former affiliate                              --           --          (68.2)            --
Transfer of employee benefit obligations to former affiliates              --           --         (172.4)         (22.7)
Transfer of lease obligations to former affiliate                          --           --          (87.8)            --
Minority investment in subsidiary                                          --           --           89.5             --
Other                                                                      --           --          (19.6)            --
                                                                     --------     --------     ----------     ----------
      NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES              (980.2)      (572.7)        (554.1)      (1,025.1)
                                                                     --------     --------     ----------     ----------
Net increase (decrease) in cash                                          59.0         (0.1)          (4.1)         116.8
Cash at beginning of period                                             150.1        209.1          236.9           92.2
                                                                     --------     --------     ----------     ----------
Cash at end of period                                                $  209.1     $  209.0     $    232.8     $    209.0
                                                                     ========     ========     ==========     ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes (received) paid                                         $ (525.0)    $  127.7     $     83.2     $   (360.5)
Interest paid                                                        $   26.0     $   48.5     $     90.0     $    116.8


(1) Preliminary.